UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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RBC BEARINGS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RBC Bearings Incorporated
One Tribology Center
Oxford, Connecticut 06478

August 6, 2007

To our Stockholders:

You are cordially invited to attend the RBC Bearings Incorporated annual meeting of stockholders at 9:00 a.m., local time, on September 13, 2007 at The Crowne Plaza, 1284 Strongtown Road, Southbury, CT 06488. The attached Notice of Annual Meeting and Proxy Statement describes all known items to be acted upon by stockholders at the meeting.

It is important that your shares are represented at the annual meeting, whether or not you plan to attend. To ensure your shares will be represented, we ask that you vote your shares using the enclosed proxy form for registered stockholders or the proxy voting instruction form for stockholders who hold shares through a broker or other nominee. If you vote by Internet or telephone, it is not necessary for you to return your proxy form or voting instruction form in the mail. Please vote your shares as soon as possible. This is your annual meeting and your participation is important.

If you are a registered stockholder and plan to attend the annual meeting, you will be required to present the detachable bottom portion of the enclosed proxy form to gain admission. If you hold shares through a broker or other nominee, you will be required to present a current statement from that institution showing an RBC Bearings Incorporated stockholding or the non-voting portion of the voting instruction form you may receive through that entity. Please note that the document evidencing your shareholdings, to be used to gain entry to the meeting, is non-transferable.

Please vote your shares promptly and join us at the meeting.

Sincerely,

Michael J. Hartnett
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2007 annual meeting of stockholders of RBC Bearings Incorporated will be held at The Crowne Plaza, 1284 Strongtown Road, Southbury, CT 06488, on Thursday, September 13, 2007, beginning at 9:00 a.m. local time. At the meeting, the holders of the Company’s outstanding common stock will consider and vote on the following matters:

(1)         the election of two directors to serve a term of three years;

(2)         the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008;

(3)         the approval of an amendment to our 2005 Long Term Incentive Plan to provide for an increase in the number of authorized shares to be issued under our 2005 Long Term Incentive Plan from 1,639,170 to 2,239,170; and

(4)         any other matter as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on July 20, 2007 are entitled to notice of and to vote at the annual meeting and at any postponements or adjournments thereof. The directions to the meeting can be found in Appendix D of the attached proxy statement.

YOUR VOTE IS IMPORTANT:

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy card or voting instruction card. If your shares are held in the name of a bank, broker or other recordholder, telephone or Internet voting may be available to you and offered by them. Their procedures should be described in the voting form they send you. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying proxy statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will also need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors,
Michael J. Hartnett
Chairman and Chief Executive Officer

August 6, 2007

ONE TRIBOLOGY CENTER
 OXFORD, CONNECTICUT 06478

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 13, 2007

PROXY STATEMENT

The Board of Directors (the “Board”) of RBC Bearings Incorporated (the “Company”) is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held on Thursday, September 13, 2007, beginning at 9:00 a.m., local time, at The Crowne Plaza, 1284 Strongtown Road, Southbury, CT 06488, and at any postponements or adjournments thereof. This proxy statement contains information related to the annual meeting. This proxy statement, a proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 are being mailed to stockholders on or about August 6, 2007. The fiscal year ended March 31, 2007 is referred to as “fiscal 2007” in this proxy statement.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

We are soliciting proxies for the 2007 annual meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock on July 20, 2007 (the “Record Date”), and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

The notice of annual meeting, 2007 Annual Report, proxy statement and proxy are being mailed to stockholders on or about August 6, 2007.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board and committees thereof, the compensation of directors and executive officers for fiscal 2007 and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

How may I obtain RBC Bearings’ 10-K and other financial information?

A copy of our 2007 Annual Report, which includes our 2007 Form 10-K, is enclosed and incorporated by reference herein.

Stockholders may request another free copy of our 2007 Annual Report, which includes our 2007 Form 10-K, from:

Corporate Secretary
RBC Bearings Incorporated
One Tribology Center
Oxford, CT 06478

We will also furnish any exhibit to the 2007 Form 10-K if specifically requested. Stockholders may also find other filings with the SEC and corporate governance and other information on the investor relations page of our website at http://www.rbcbearings.com/investors/index.htm.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting. In addition, management will be available to report on our fiscal 2007 performance and respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of RBC Bearings Incorporated common stock you owned as of the Record Date on each matter considered at the meeting. As of July 20, 2007, there were 21,534,386 shares of the Company’s common stock outstanding and eligible to vote. There is no cumulative voting.

Who can attend the meeting?

Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will also need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or Internet, indicating your plans when prompted.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of July 20, 2007, 21,534,386 shares of common stock, representing the same number of votes, were outstanding. Thus, based on the July 20, 2007 number, the presence of the holders of common stock representing at least 10,767,194 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted. You can vote by proxy by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote you shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board. The Board and management do not now intend to present any matters at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote after I return my proxy card?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who counts the votes?

Votes will be counted and certified by the Inspectors of Election, who are employees of LaSalle Bank N.A., the Company’s transfer agent. If you are a stockholder of record, your signed proxy card is returned directly to LaSalle Bank N.A. for tabulation. If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to LaSalle Bank N.A. on behalf of its clients.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote FOR each of the proposals.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors.  Directors are elected by a plurality of the votes cast at the meeting, which means that the two nominees who receive the highest number of properly executed votes will be elected as directors, even if neither nominee receives a majority of the votes cast. Each share of our common stock is entitled to one vote for each of the director nominees. A properly executed proxy marked “withhold authority”, with respect to the election of one or more directors, will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of Independent Registered Public Accounting Firm.  The ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for fiscal 2008 (Item 2) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Approval of an Amendment to Our 2005 Long Term Incentive Plan to Provide for an Increase in the Number of Authorized Shares to be issued under our 2005 Long Term Incentive Plan. The approval of an amendment to our 2005 Long Term Incentive Plan to provide for the increase in the number of authorized shares to be issued under our 2005 Long Term Incentive Plan from 1,639,170 to 2,239,170 (Item 3) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, then your broker, bank or other nominee is considered the stockholder of record, and you are considered the beneficial owner of your shares. The Company has supplied copies of its proxy materials for its 2007 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares at the annual meeting. The broker, bank or other nominee that is the stockholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose. If you hold your shares in a brokerage account but you fail to return your voting instruction card to your broker, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. If a quorum is present at the annual meeting, the persons receiving the greatest number of votes will be elected to serve as directors. As a result, broker non-votes will not affect the outcome of the voting on the election of directors (Item 1). The ratification of the appointment of the Company’s independent auditors (Item 2) requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. A broker non-vote is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If you are a beneficial owner and your broker, bank or other nominee holds your shares in its name, the broker, bank or other nominee is permitted to vote your shares on the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent auditor, even if the broker, bank or other nominee does not receive voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Where can I find the voting results of the annual meeting?

The Company intends to announce the preliminary voting results at the annual meeting and publish the final results in its quarterly report on Form 10-Q for the quarter ending September 29, 2007.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, our Corporate Secretary must receive the written proposal at our principal executive offices no later than April 9, 2008. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
RBC Bearings Incorporated
One Tribology Center
Oxford, CT 06478

For a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve the proposal and provide the information required by our by-laws and give timely notice to the Corporate Secretary in accordance with our by-laws, which, in general, require that the notice be received by the Corporate Secretary:

•       Not less than 60 days prior to the next meeting, and

•       Not more than 90 days prior to the next meeting.

In the event that less than 70 days’ notice or prior public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made.

How may I recommend or nominate individuals to serve as directors?

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above.

In addition, our by-laws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, a stockholder must deliver timely notice of such stockholder’s intent to make such nomination in writing to the Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 days prior to the date of the first anniversary of the previous year’s annual meeting. In the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. To be in proper form, a stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

How may I obtain a copy of RBC Bearings’ by-law provisions regarding stockholder proposals and director nominations?

You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy or if you need additional copies of this proxy statement or voting materials, you should contact our proxy solicitor:

Georgeson Shareholder Communications
17 State Street, 10th  Floor
New York, NY 10004
866-482-4966

PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

ITEM 1—ELECTION OF DIRECTORS

The Board currently is composed of six directors and is divided into three classes serving staggered three-year terms: Class I consists of  William P. Killian who was redesignated as a Class I director by the Board to fill the vacancy created by the passing away of Robert Anderson in October 2006, Class II consists of, Richard R. Crowell and Alan B. Levine and Class III consists of Dr. Michael J. Hartnett, Dr. Thomas J. O’Brien and Dr. Amir Faghri. Class I, Class II and Class III directors will serve until our annual meetings of stockholders in 2009, 2007 and 2008, respectively. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class, and until the director’s successor is duly elected and qualified, or until the director’s resignation or removal.

The term of office of the Class II directors expires this year. Mr. Crowell is currently a director of RBC Bearings Incorporated and was appointed to the Board in June 2002. Mr. Levine  is currently a director of RBC Bearings Incorporated and was appointed to the Board in October 2005. Our Nominating and Corporate Governance Committee reviewed the qualifications of the nominees for election to this class, and unanimously recommended that such nominees be submitted for re-election to the Board. If elected at the annual meeting, these nominees would serve until the 2010 annual meeting and until their successors are duly elected and qualified, or until the director’s resignation or removal.

For a stockholder to nominate an individual for director at the 2007 annual meeting, the stockholder must follow the procedures outlined below under the caption “Stockholder Proposals and Director Nominations for the 2007 Meeting.”  Stockholders may also nominate a director to be considered by the Board for recommendation to the stockholders in the Company’s proxy statement for the 2007 annual meeting by following the procedures outlined below under the caption “Director Nominations to be Considered by the Board.”

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the person recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

If any nominee named herein for election as a director should for any reason become unavailable to serve prior to the annual meeting, the Board will, prior to the annual meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person and vote in favor of the new candidate all shares represented by stockholder proxies received by the Board, unless authority to vote for all candidates nominated by the Board is withheld, or (iii) leave the place vacant to be filled at a later time. The information presented below for the director nominee and the directors continuing in office has been furnished to the Company by the director nominee and directors.

Information regarding the nominees, as of July 20, 2007 is set forth below, including their age, the period they have served on the Board and the nominee’s business experience.

Nominee for Election for a Three-year Term Expiring at Our 2010 Annual Meeting

Richard R. Crowell   has been a director since June 2002 and chairman of the Compensation Committee since August 2005. Mr. Crowell is a Partner of Aurora Capital Group, a private equity investment firm. Prior to establishing Aurora in 1991, Mr. Crowell was a Managing Partner of Acadia Partners, a New York-based investment fund. From 1983 to 1987, he was a Managing Director, Corporate Finance for Drexel Burnham Lambert. He serves on the Board of Visitors for the UCLA Anderson School of Management, and Chairs the Board of Trustees for Marymount High School in Los Angeles. Mr. Crowell earned an M.B.A. from UCLA’s Anderson School and a B.A. from the University of California, Santa Cruz. Mr. Crowell is 52 years old.

Alan B. Levine   has been a director and chairman of our Audit Committee since October 2005. Mr. Levine served as Chief Financial Officer and Director of Virtual Access Networks, Inc. (2001 to 2002) and Chief Financial Officer and Treasurer of Marathon Technologies Corporation (1998 to 2001). He was also a member of the Board of Directors and Audit Committee Chair of MCK Communications before the company’s merger in November 2003. Prior to this, Mr. Levine was with Ernst & Young, LLP from 1974 to 1998, and was Partner from 1986 to 1998, where he established and directed an Entrepreneurial Services practice. Today, Mr. Levine leads ABL Associates, a consulting practice dedicated to helping entrepreneurial companies identify and implement strategic initiatives and manage change. He is also currently Vice President and Chief Financial Officer of the Graduate Management Admission Council. He is also a Director on the Board of Nextera Enterprises, a public company based in Los Angeles, where he serves as Audit Committee Chair. Mr. Levine earned a Bachelor of Arts degree from the University of Vermont. He also holds a Master of Accounting degree from the University of Arizona and was a certified public accountant. Mr. Levine is 63 years old.

The Board recommends a vote FOR the election to the board of directors of the nominees listed above.

ITEM 2—THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2008

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 29, 2008, and has further directed that the Board submit the selection of Ernst & Young LLP for ratification by the stockholders at the annual meeting. During fiscal year 2007, Ernst & Young LLP served as the Company’s independent registered public accounting firm and also provided certain tax services. See “Principal Accountant Fees and Services” below. This proposal is put before the stockholders because, though the stockholder vote is not binding on the Audit Committee, the Audit Committee and the Board believe that it is good corporate practice to seek stockholder ratification of the Audit Committee’s appointment of the independent auditors. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders. Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2008. If the appointment is not ratified, our audit committee will consider whether it should select another independent registered public accounting firm.

Vote Required

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2008 requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the annual meeting.

The Board recommends a vote FOR the ratification of the appointment of ERNST & YOUNG LLP as the Company’s independent auditors for fiscal 2008.

ITEM 3—INCREASE AUTHORIZED SHARES UNDER THE COMPANY’S 2005 LONG-TERM INCENTIVE PLAN

The Board and the Compensation Committee have determined that it is in the best interest of the Company and its shareholders to amend the Company’s 2005 Long-Term Incentive Plan (the “Plan”) to increase the number of shares of Common Stock available for issuance from 1,639,170 to 2,239,170 (the “Plan Amendment”). The Board and the Compensation Committee have approved the Plan Amendment to be effective as of the date of approval by the Company’s shareholders. The Plan Amendment will not become effective unless shareholder approval is obtained at the annual general meeting of shareholders. The principal features of the Plan are summarized below and are qualified in their entirety by reference to the full text of the Plan. Copies of the Plan are available upon written request from Corporate Secretary, RBC Bearings Incorporated, One Tribology Center, Oxford, CT 06478.

Description of the Plan.   We adopted the Plan effective upon the completion of our initial public offering in August 2005. The Plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. The purpose of the Plan is to provide our directors, officers and other employees and persons who engage in services for us with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

Administration of the Plan.   The Plan is administered by our Compensation Committee, which consists solely of two or more “non-employee directors” (as defined in Rule 16b-3 under the Exchange Act). The Compensation Committee may make all decisions and determinations regarding the Plan as it deems necessary or advisable for the administration of the Plan. Our Board also has the authority to administer the Plan and to take all actions that the Compensation Committee is otherwise authorized to take under the Plan. The terms and conditions of each award made under the Plan, including vesting requirements, are set forth consistent with the Plan in a written agreement with the grantee.

Number of Shares.   As of July 20, 2007, 1,639,170 shares of our common stock were authorized for issuance under the Plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the outstanding shares of common stock. Of this amount, options for 683,502 shares of common stock were awarded to Dr. Hartnett at the time of our initial public offering in August 2005 at an average price equal to the offering price of $14.50 per share and the remainder have been reserved for grants to our employees and directors at the discretion of our Compensation Committee. During fiscal 2007 the Company issued an additional 335,500 options for shares of common stock and 75,675 for restricted stock awards. As of July 20, 2007, the 2005 Long-Term Incentive Plan had 531,993 shares of common stock available for issuance pursuant to stock options or other equity awards. We may grant shares of restricted stock to our employees and directors in the future under the Plan. The Board and the Compensation Committee believe that this is not a sufficient number of shares of common stock to accomplish the objectives described above. The addition of 600,000 shares of common stock to the Plan will enable the Company to further promote these objectives. On July 24, 2007, the per share closing price of the common stock was $41.45 as reported on Nasdaq.

Stock Options.   Under the Plan, the Compensation Committee or the Board may award grants of incentive stock options and other non-qualified stock options. The Compensation Committee also has the authority to grant options that will become fully vested and exercisable automatically upon a change in control. The Compensation Committee may not, however, award to any one person in any calendar year options to purchase common stock equal to more than 10% of the total number of shares authorized under the plan (other than the initial award to Dr. Hartnett discussed above), and it may not award incentive options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000 determined at the time of grant.

The Compensation Committee determines the exercise price and term of any option in its discretion, however, the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant. In the case of any incentive stock option, the option must be exercised within 10 years of the date of grant. The exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of our voting power may not be less than 110% of such fair market value on such date and the option must be exercised within five years of the date of grant.

Restricted Stock.   Under the Plan, the Compensation Committee may award restricted stock subject to the conditions and restrictions, and for the duration that it determines in its discretion. The Board and the Compensation Committee have resolved that from the total addition of 600,000 shares of common stock to the Plan, none will be used for restricted stock awards.

Stock Appreciation Rights.   The Compensation Committee may grant stock appreciation rights, or SARs, subject to the terms and conditions contained in the Plan. Under the Plan, the exercise price of an SAR must equal the fair market value of a share of our common stock on the date the SAR was granted. Upon exercise of a SAR, the grantee will receive an amount in shares of our common stock equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised.

Performance Awards.   The Compensation Committee may grant performance awards contingent upon achievement by the grantee or by us, of set goals and objectives regarding specified performance criteria, over a specified performance cycle. Awards may include specific dollar-value target awards, performance units, the value of which is established at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of common stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of common stock or other securities.

Eligibility.   Our directors, officers and other employees and persons who engage in services for us are eligible for grants under the Plan. As of the date of this Proxy Statement, there are 6 officers, 5 directors other than the CEO who is an officer and a director, and approximately 1,200 employees who are eligible to receive grants under the Plan.

Federal Income Tax Consequences.

The following is a discussion of certain U.S. federal income consequences relevant to participants in the Plan who are subject to federal income tax and the Company. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the Plan and does not address state, local or foreign tax consequences. Accordingly, holders of awards granted under the Plan should consult their own tax advisers for specific advice with respect to all federal, state or local tax effects before exercising any options or share appreciation rights, and before disposing of any shares of stock acquired pursuant to an award. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular participant’s specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (such as an ISO) of any award.

Non-Qualified Stock Option.   A participant who is granted a non-qualified stock option will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the market value of the common shares on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the common shares for income tax purposes equal to the amount paid for the common shares plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such common shares, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such common shares.

Incentive Stock Options.   A participant who is granted an ISO satisfying the requirements of the Tax Code will not recognize income at the time the option is granted and generally will not recognize income upon exercise of the option provided such participant was an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. The excess of the fair market value over the option exercise price is, however, included in determining the participant’s alternative minimum tax as of the date of exercise. If the participant does not dispose of shares received upon exercise of the option for one year after exercise and two years after grant of the option (the “Holding Period”), upon the disposition of such shares the participant will recognize long-term capital gain or loss based on the difference between the option exercise price and the fair market value of shares on the date of disposition. In such event, the Company is not entitled to a deduction for income tax purposes in connection with the exercise of the option. If the participant disposes of the shares received upon exercise of the option without satisfying the Holding Period requirement, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the option over the exercise price or (ii) the amount realized upon the disposition of such shares over the exercise price. Any further appreciation is taxed as short-term or long-term capital gain, depending on the participant’s Holding Period. If the disposition fails to satisfy the Holding Period, the Company would be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant.

Share appreciation rights.   A participant will generally not be taxed at the time a SAR is granted nor will the Company receive a tax deduction. Upon exercise of a SAR, a participant will recognize taxable income equal to the fair market value of the shares received on the exercise date. The Company will be entitled to an income tax deduction in the amount of such income recognized by the participant. SAR’s that are paid in cash may be subject to taxation at vesting rather than at exercise because the tax treatment of certain SAR’s is unsettled under Section 409A of the Tax Code (see the discussion below).

Restricted Shares and Restricted Share Units.   A participant will not recognize any income at the time an award of restricted shares or restricted share units is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on the restricted shares lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of restricted share units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. With respect to awards of both restricted shares and restricted share units, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

Performance Awards.   A participant who is awarded performance shares will not recognize income and the Company will not be allowed a deduction at the time that the award is made. When a participant receives payment for performance shares in common shares, the fair market value of the shares received will be ordinary income to the participant. If payment is made in cash, the amount of cash received will be ordinary income to the participant. In either case, the Company will be entitled to a tax deduction in the amount of such income recognized by the participant.

Dividend Equivalents.   A participant who is awarded dividend equivalents generally will not recognize taxable income, and the Company will not receive a tax deduction, until shares or cash are distributed pursuant to the award. When the participant receives payment for dividend equivalents in common shares or cash, the fair market value of the shares or the amount of cash received will be ordinary income to the participant and the Company will be entitled to a deduction in the amount of such income recognized by the participant.

The Compensation Committee will require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant, vesting or exercise of an award. In compliance with the American Jobs Creation Act of 2004, after January 1, 2005, the maximum federal withholding rate will be used for supplemental wage payments in excess of $1,000,000 during any taxable year.

Section 409A of the Tax Code.   Certain awards under the Plan may be subject to Tax Code Section 409A. Section 409A was added to the Tax Code by the American Jobs Creation Act of 2004. Section 409A generally applies to compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Section 409A imposes new requirements on a participant’s election to defer compensation and the participant’s selection of the timing and form of distribution of the deferred compensation with respect to certain awards under the Plan. Also, Section 409A generally provides that the distributions must be made on or following the occurrence of certain events (e.g. the participant’s “separation from service” (as defined in Section 409A), a predetermined date, or the participant’s death). Section 409A imposes restrictions on a participant’s ability to change his or her distribution timing or form with respect to awards under the Plan after the compensation has been deferred. For certain participants who are officers of the Company or its subsidiary corporations and who would otherwise receive a distribution upon separation from service, Section 409A requires that such participant’s distribution commence no earlier than six months after such officer’s “separation from service” (as defined in Section 409A).

Stock options, SAR’s that are distributable in shares of Common Stock and restricted stock awards granted under the Plan generally are not considered deferred compensation subject to Section 409A. Restricted share unit awards and other awards may be subject to Section 409A, depending on the terms of the award. The Company intends that awards made under the Plan that are subject to Section 409A will comply with the requirements of Section 409A.

A nonqualified deferred compensation plan must satisfy the requirements of Section 409A in form and in operation. If the Plan fails to satisfy the requirements of Section 409A, a participant in the Plan may recognize ordinary income on the amounts deferred under the Plan, to the extent vested, prior to when the compensation is actually or “constructively” received. Also, if a Plan fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as certain interest on amounts treated as tax underpayments related to such deferred compensation. Awards granted under the Plan are intended to comply with Section 409A to the extent applicable.

The Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Tax Code.

Amendment and Termination of the Plan.   The Board may amend or terminate the Plan in its discretion, except that no amendment will become effective without prior approval of our stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code or any stock exchange listing requirements. If not previously terminated by the Board, the Plan will terminate on August 15, 2015.

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text. A copy of the Plan, reflecting the Plan Amendment, is attached as Appendix E to this Proxy Statement.

New Plan Benefits.   The amount of awards to be made under the Plan is not presently determinable.

In addition to the Plan, the Company has other stock-based compensation plans: The RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 1998 Stock Option Plan (“1998 Plan”) and the RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 2001 Stock Option Plan (“2001 Plan”). No further options may be granted under the 1998 Plan or the 2001 Plan.

The Board recommends a vote FOR the approval of the amendment to the Company’s 2005 Long-Term Incentive Plan.

ITEM 4—OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the 2007 annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Number of Meetings of the Board of Directors

The Board held 4 meetings during fiscal 2007. The standing committees of the Board held an aggregate of 20 meetings during fiscal 2007. Each director attended at least 90% of the aggregate number of meetings of the Board and the Board committees on which he served as a director during fiscal 2007.

Attendance at Annual Meetings of the Stockholders

All directors are encouraged to attend the annual meeting of the stockholders. Two directors attended the 2006 annual meeting of shareholders.

Director Independence

Certain rules of the Nasdaq Global Select Market require that the Board be comprised of a majority of “independent directors,” that the audit committee be comprised solely of “independent directors,” that the compensation committee be comprised solely of “independent directors,” and that the nominating and Nominating and Corporate Governance Committee be comprised solely of “independent directors” as defined under Nasdaq rules.

Based upon the information submitted by each of its directors, and following the recommendation of the Nominating and Corporate Governance Committee, the Board has made a determination that all of our current directors, with the exception of Dr. Hartnett satisfy the “independence” requirements of the Nasdaq Stock Market and the Company’s Corporate Governance Guidelines. The standards for determining independence are those set forth in the Nasdaq Global Select Market listing standards and the Company’s Corporate Governance Guidelines.

Executive Sessions

The Company’s Corporate Governance Guidelines, adopted in connection with the initial public offering in August 2005, require the non-management directors to meet in executive sessions on a periodic basis without management. The presiding director, for purposes of leading these meetings, will be the Chairman of the Audit Committee. The non-employee members of the Board and the Audit Committee respectively met in executive session during every meeting held in fiscal 2007.

Communications between Stockholders and the Board

Stockholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group: RBC Bearings Incorporated, c/o the Corporate Secretary, One Tribology Center, Oxford, CT 06478. The Corporate Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

The Board has adopted a policy for submitting concerns regarding the Company’s accounting or auditing matters. Reports may be sent to the Audit Committee through one of the following means: (1) calling the Company’s Ethics Hotline at 1-800-966-0078, which is available 24 hours per day, 365 days per year, and leaving a recorded message and (2) in writing marked Private & Confidential to the Audit Committee, RBC Bearings Incorporated, c/o the General Counsel, One Tribology Center, Oxford, CT 06478. In each case, reports will be received by the Company’s General Counsel who will forward the message to the Audit Committee. The confidentiality of all reports will be maintained to the extent consistent with law.

Committees of the Board of Directors

Our Board currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition, duties and responsibilities of these committees are set forth below. Committee members hold office for a term of one year. The Company’s charter will be made available on the Company’s website at www.rbcbearings.com.

Audit Committee.   The Audit Committee is responsible for (1) selecting the independent auditors, (2) approving the overall scope of the audit, (3) assisting the board in monitoring the integrity of our financial statements, the independent accountant’s qualifications and independence, the performance of the independent accountants and our internal audit function and our compliance with legal and regulatory requirements, (4) annually reviewing an independent auditors’ report describing the auditing firms’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, (5) discussing the annual audited financial and quarterly statements with management and the independent auditor, (6) discussing earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, (7) discussing policies with respect to risk assessment and risk management, (8) meeting separately, periodically, with management and the independent auditor, (9) reviewing with the independent auditor any audit problems or difficulties and management’s response, (10) setting clear hiring policies for employees or former employees of the independent auditors, (11) handling such other matters that are specifically delegated to the Audit Committee by the Board from time to time and (12) reporting regularly to the full Board.

Our Audit Committee currently consists of Mr. Levine, Dr. Faghri and Dr. O’Brien, each of whom satisfies the current financial literacy requirements and independence requirements for audit committee members of the Nasdaq Global Select Market and the SEC. Our Board has determined that Mr. Levine qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. The Audit Committee held 11 meetings in fiscal 2007. The charter of the Audit Committee is attached hereto as Appendix A.

Compensation Committee.   The Compensation Committee is responsible for (1) reviewing key employee compensation goals, policies, plans and programs, (2) reviewing and approving the compensation of our directors, chief executive officer and other executive officers, (3) reviewing and approving employment contracts and other similar arrangements between us and our executive officers, (4) reviewing and consulting with the board on the selection of the chief executive officer and evaluation of such officer’s executive performance and other related matters, (5) administration of stock plans and other incentive compensation plans, (6) approving overall compensation policies for the entire company and (7) such other matters that are specifically delegated to the Compensation Committee by the Board from time to time. Our Compensation Committee currently consists of Messrs. Crowell, Levine and Killian, each of whom satisfies the independence requirements of the Nasdaq Global Select Market. The Compensation Committee held 4 meetings in fiscal 2007. The charter of the Compensation Committee is attached hereto as Appendix B.

Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee’s purpose is to assist our Board by identifying individuals qualified to become members of our Board consistent with criteria set by our Board and to develop our corporate governance principles. This committee’s responsibilities will include: (1) evaluating the composition, size and governance of our Board and its committees and make recommendations regarding future planning and the appointment of directors to our committees, (2) establishing a policy for considering stockholder nominees for election to our Board, (3) evaluating and recommending candidates for election to our Board, (4) overseeing our

Board’s performance and self-evaluation process and developing continuing education programs for our directors, (5) reviewing our corporate governance principles and policies and providing recommendations to the board regarding possible changes, and (6) reviewing and monitoring compliance with our code of ethics and our insider trading policy. Our Nominating and Corporate Governance Committee consists of Messrs. O’Brien, Faghri and Killian, each of whom satisfies the independence requirements of the Nasdaq Global Select Market. The Nominating and Corporate Governance Committee held 1 meeting  during fiscal 2007.

The Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders. Desired qualities to be considered include: high-level leadership experience in business or administrative activities, and significant accomplishment; breadth of knowledge about issues affecting the Company; proven ability and willingness to contribute special competencies to Board activities; personal integrity; loyalty to the Company and concern for its success and welfare; willingness to apply sound and independent business judgment; awareness of a director’s vital role in assuring the Company’s good corporate citizenship and corporate image; no present conflicts of interest; availability for meetings and consultation on Company matters; enthusiasm about the prospect of serving; willingness to assume broad fiduciary responsibility; and willingness to become a Company stockholder.

The Nominating and Corporate Governance Committee considers all nominees for election as directors of the Company, including all nominees recommended by stockholders, in accordance with the mandate contained in its charter. The Company has paid a fee to a third party to identify or assist in identifying or evaluating potential nominees. In evaluating candidates, the committee reviews all candidates in the same manner, regardless of the source of the recommendation. The policy of the Nominating and Corporate Governance Committee is to consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described under “Other Matters—Stockholder Proposals and Director Nominations.”  The charter of the Nominating and Corporate Governance Committee is attached hereto as Appendix C.

Corporate Governance Guidelines

The Board adopted a set of Corporate Governance Guidelines, which, among other things, set forth the Company’s expectations and policies with respect to the roles and responsibilities of the Board, director affiliations and conflicts, director compensation, standards of director conduct, and the qualifications and other criteria for director nominees. The Nominating and Corporate Governance Committee is responsible for periodically reviewing and reassessing the adequacy of these guidelines and recommended changes to the Board for approval.

Code of Business Conduct and Ethics

The Company’s employees, officers and directors are required to abide by the Company’s Code of Business Conduct and Ethics (the “Code of Ethics”), which is intended to insure that the Company’s business is conducted in a consistently legal and ethical manner. The Code of Ethics covers all areas of professional conduct, including, among other things, conflicts of interest, fair dealing and the protection of confidential information, as well as strict compliance with all laws, regulations and rules. Any waiver of the policies or procedures set forth in the Code of Ethics in the case of officers or directors may be granted only by the Board and must be promptly disclosed as required by law or the rules and regulations of the Nasdaq Global Select Market.

DIRECTOR COMPENSATION

Independent members of our Board are paid $50,000 per year, payable quarterly, and are entitled to annual stock option and restricted stock grants at the discretion of the Compensation Committee and approval of the Board of Directors for their services. During fiscal 2007 each director was granted stock options and  shares of restricted stock as indicated in the table below. In addition, the Chairs of the Compensation and Audit Committees are entitled to an additional payment of $5,000 per year. In addition, our compensation policy provides for reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings or of any committee thereof. The Compensation Committee reviews non-employee director compensation annually and recommends changes to the Board for approval.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)(1)	($)(2)	($)	($)	($)	($)
Robert Anderson(3)	25,000	2,629	4,775	—	—	—	32,404
Richard Crowell	53,750	2,629	4,775	—	—	—	61,154
Dr. Amir Faghri	50,000	2,629	4,775	—	—	—	57,404
William Killian	50,000	2,629	4,775	—	—	—	57,404
Alan B. Levine	53,750	2,629	4,775	—	—	—	61,154
Dr. Thomas J. O’Brien	50,000	2,629	4,775	—	—	—	57,404

(1)          These amounts reflect the dollar amount recognized for financial reporting purposes for the fiscal year ended March 31, 2007 in accordance with Statement of Financial Accounting Standards, or SFAS, No. 123(R) for 500 restricted stock units (representing the right to receive 500 shares of Common Stock upon vesting) granted on July 13, 2006.

(2)          These amounts reflect the dollar amount recognized for financial reporting purposes for the fiscal year ended March 31, 2007 in accordance with Statement of Financial Accounting Standards, or SFAS, No. 123(R) for 2,500 options granted on July 13, 2006.

(3)          Deceased as of October, 2006. On the date of death, Mr. Anderson’s restricted stock units vested and his stock options were forfeited. All stock and option awards for the other directors are unvested as of March 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, since April 1, 2007, we have not been a party to, nor have we currently proposed, any transaction or series of similar transactions in which the amount exceeds $120,000, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation agreements and other agreements, which are described in the “Management” section of this prospectus. We believe that each of the following transactions, other than the loans to our executives, are on terms no less favorable than we could obtain from an unrelated third party.

Dr. Hartnett Letter Agreement

On June 17, 2005 we entered into a Letter Agreement among us, Dr. Hartnett and Whitney which approved the terms of certain pre-offering transactions concurrent with our initial public offering, including the amendment and restatement of our certificate of incorporation, the termination of the Whitney Management Services Agreement upon consummation of our initial public offering, the freezing of our existing stock option plans and the approval of our 2005 Long-Term Incentive Plan, and the terms of a Settlement Bonus between us and Dr. Hartnett.

Amended and Restated Stockholders Agreement; Registration Rights

On February 6, 2003, in connection with an investment in us by Dr. Hartnett and Whitney V, L.P., or Whitney V, we entered into an Amended and Restated Stockholders Agreement with Dr. Hartnett, Hartnett Family Investments, L.P., or the Hartnett Partnership, Whitney V and the Whitney Investor. We amended this agreement upon the consummation of our initial public offering to make modifications in order to eliminate provisions related to transfer restrictions, information and observer rights and provisions with respect to seats on our Board. The Stockholders Agreement also contained provisions with respect to registration rights. The Stockholders Agreement was terminated upon consummation of our secondary offering in April 2007.

Transactions Consummated in Connection with Our Initial Public Offering

As of April 2, 2005, prior to giving effect to our 5-for-2 stock split, there were 2,481,007 shares of our Class A common stock and 100 shares of our Class B common stock outstanding. Additionally, as of such date and prior to giving effect to our 5-for-2 stock split, there were outstanding (1) warrants and options to purchase up to an additional 764,494 shares of our Class A common stock, (2) warrants and options to purchase 549,146 shares of our Class B common stock, and (3) 240,000 shares of our Class B exchangeable convertible participating preferred stock, or Class B preferred stock, which were convertible into shares of Class A common stock, Class C preferred stock and Class D preferred stock. Dr. Hartnett owned all of our Class B common stock, options and warrants to purchase Class B common stock, as well as 10,000 shares of our Class B preferred stock. Dr. Hartnett’s shares of Class B common stock entitled him to majority voting control with respect to our capital stock. The balance of 230,000 shares of Class B preferred stock was held by Whitney Investor.

The following transactions occurred prior to the completion of our initial public offering in August 2005:

1. Recapitalization

Prior to the initial public offering in August 2005, we had three classes of capital stock outstanding: Class B preferred stock, Class A common stock and Class B common stock. Prior to the consummation of the initial public offering, we effectuated a series of transactions in order to, among other things, simplify our capital structure. Our simplified capital structure has two classes of authorized capital stock (common stock and preferred stock), of which only shares of common stock remained outstanding after our initial public offering. The recapitalization transaction involved a number of steps that were effectuated contemporaneously with the consummation of our initial public offering. These steps were as follows:

Stock Split.   We amended our certificate of incorporation to effect a 5-for-2 stock split of our common stock.

Conversion of Class B Preferred Stock.   Immediately prior to the consummation of the recapitalization, all outstanding shares of Class B preferred stock were converted in accordance with their terms into 1,846,396 (on a post stock split basis) shares of Class A common stock, shares of Class C preferred stock and shares of Class D preferred stock. All shares of Class C and Class D preferred stock were redeemed with cash or common stock as described below.

Redemption of Class C Preferred Stock.   Immediately after the conversion of the Class B preferred stock, we used proceeds from our initial public offering and the refinancing of our Senior Credit Facility to redeem all outstanding Class C preferred stock, including any accrued and unpaid dividends, for an aggregate redemption price determined in accordance with our pre-offering certificate of incorporation. The aggregate redemption price of the Class C preferred stock was equal to $30.6 million.

Repurchase of Class D Preferred Stock.   Immediately after the conversion of the Class B preferred stock, we repurchased all of the outstanding Class D preferred stock for an aggregate repurchase price equal to $8.0 million payable as follows: $4.0 million of the repurchase price paid in cash using proceeds from the initial public offering and the refinancing of our Senior Credit Facility, and $4.0 million paid in shares of our Class A common stock based on the initial public offering price of $14.50 per share (before giving effect to the underwriting discount).

Reclassification of Class A Common Stock and Class B Common Stock.   Immediately after the transactions described above, we amended and restated our certificate of incorporation to provide for, among other things, authorized capital stock of 60.0 million shares of common stock and 10.0 million shares of preferred stock after giving effect to a 5-for-2 stock split. As a result, all of our Class A common stock and Class B common stock (including shares of Class A common stock issued upon conversion of the Class B preferred stock and repurchase of the Class D preferred stock) were reclassified as common stock, on a one-for-one basis.

Stock Options and Warrants.   Following the reclassification of our shares, all outstanding options and warrants to purchase our Class A common stock and Class B common stock became exercisable into shares of our newly created common stock in accordance with the terms of our stock option plans and stock option and warrant agreements. We froze our existing 1998 Stock Option Plan and 2001 Stock Option Plan such that no further awards or grants may be made under them. We established a new 2005 Long-Term Incentive Plan which currently provides for the issuance of stock options or other equity awards equal to 1,639,170 shares of common stock. Pursuant to Item 3 the number of authorized shares under the 2005 Long-Term Incentive Plan is proposed to be increased by 600,000 shares. Of this amount, 683,502 stock options were awarded to Dr. Hartnett upon the consummation of the initial public offering at the offering price of $14.50 per share, subject to vesting, and the remainder was reserved for grants to our employees and directors at the discretion of our Compensation Committee. During fiscal 2007 the Company issued an additional 335,500 options and 75,675 restricted stock grants. As of July 20, 2007, the 2005 Long-Term Incentive Plan had 531,993 stock options or other equity awards available for issuance.

PRINCIPAL STOCKHOLDERS

The following table sets forth information known to the Company regarding beneficial ownership of the Company’s Common Stock, as of July 1, 2007, by each director and each of the executive officers identified in the Summary Compensation Table and by all of its directors and executive officers as a group (12 persons). The table lists the number of shares and percentage of shares beneficially owned based on 21,481,104 shares of Common Stock outstanding as of July 1, 2007. The figures in the table assume the exercise of all stock options currently exercisable or exercisable within 60 days of July 1, 2007. Information in the table is derived from Securities and Exchange Commission filings made by such persons under Section 16(a) of the Securities Exchange Act of 1934 and other information received by the Company.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Dr. Michael J. Hartnett	982,058	4.6%
Daniel A. Bergeron	11,000	*
Phillip H. Beausoleil	26,500	*
Thomas C. Crainer	25,526	*
Richard J. Edwards	36,500	*
Richard R. Crowell	62,593	*
Dr. Amir Faghri	6,333	*
William P. Killian	3,833	*
Alan B. Levine	3,833	*
Dr. Thomas J. O’Brien	4,333	*
All directors and executive officers as a group (12 persons)	1,173,092	5.4%

*                    Less than one percent

(1)          Unless otherwise indicated and subject to community property laws where applicable, the individuals and entities named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options and warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from July 1, 2007 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity.

The following table sets forth each shareholder which, as of July 1, 2007, is known by us to be the beneficial owner of more than 5% of our Common Stock. Information in the table is derived from Securities and Exchange Commission filings made by such persons pursuant to Section 13 of the Securities Exchange Act of 1934 and other information received by the Company. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Westfield Capital Management Company, LLC	1,958,299	(a)	9.07%
One Financial Center, 24th Floor
Boston, MA 02111-2690
T. Rowe Price Associates, Inc.	1,308,700	(b)	6.08%
100 East Pratt Street
Baltimore, MD 21202-1009

(a)           None of the shares listed above are owned of record by Westfield Capital Management Company, LLC. The shares listed above are owned of record by certain mutual funds, institutional accounts and/or separate accounts managed by Westfield Capital Management Company, LLC. as investment advisor. Westfield Capital Management Company, LLC. disclaims any beneficial interest in such shares.

(b)          The shares beneficially owned by T. Rowe Price Associates, Inc. include any shares owned by T. Rowe Price International and by T. Rowe Price Mutual Funds. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as the investment adviser with power to direct investments and / or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers, directors and greater than 10% owners file reports of ownership and changes of ownership of the Company’s Common Stock with the Securities and Exchange Commission and Nasdaq. Based on a review of the Securities and Exchange Commission filed ownership reports fiscal during 2007, the Company believes that all Section 16(a) filing requirements were met during the year.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2007, all of the filing requirements applicable to its executive officers, directors and greater than 10% owners were complied with, except as follows:

On July 28, 2006, Phillip H. Beausoleil, filed a Form 4 reporting the exercise of warrants to purchase shares of our Common Stock and the subsequent sale of such shares of Common Stock on the open market that occurred on July 20, 2006 and July 24, 2006. Information necessary to the filing was not provided in time by Mr. Beausoleil’s stock broker. The transactions reported on the Form 4 were the only transactions by Mr. Beausoleil that were not reported on a timely basis during fiscal 2007.

EXECUTIVE COMPENSATION

Executive Officers and Directors

The following table sets forth information concerning our directors and executive officers as of July 1, 2007. Each director is elected for a three-year term or until such person’s successor is duly elected and qualified.

Name	Age	Positions
Dr. Michael J. Hartnett	61	Chairman, President and Chief Executive Officer
Daniel A. Bergeron	47	Vice President and Chief Financial Officer and Assistant Secretary
Phillip H. Beausoleil	61	General Manager, ITB and TDC
Thomas C. Crainer	49	General Manager, Heim, RBC-API and Schaublin SA
Richard J. Edwards	51	Vice President and General Manager, RBC Divisions
Thomas J. Williams	55	Corporate General Counsel & Secretary
Thomas Burigo	55	Corporate Controller
Richard R. Crowell	52	Director
Dr. Amir Faghri	55	Director
William P. Killian	72	Director
Alan B. Levine	63	Director
Dr. Thomas J. O’Brien	59	Director

Dr. Michael J. Hartnett   has been the President and Chief Executive Officer since April 1992 and Chairman of the Board since June 1993. Prior to that, Dr. Hartnett served as President and General Manager of our Industrial Tectonics Bearings Corporation, or ITB, subsidiary from 1990, following eighteen years at The Torrington Company, one of the three largest bearings manufacturers in the U.S. While at Torrington Company, Dr. Hartnett held the position of Vice President and General Manager of the Aerospace Business Unit and was, prior to that, Vice President of the Research and Development Division. Dr. Hartnett holds an undergraduate degree from University of New Haven, a Masters degree from Worcester Polytechnic Institute and a Ph.D. in Applied Mechanics from the University of Connecticut. Dr. Hartnett has also developed numerous patents, authored more than two dozen technical papers and is well known for his contributions to the field of tribology, the study of friction. Dr. Hartnett currently serves as a director of Aftermarket Technology Corp., a publicly-held company in the business of re-manufacturing aftermarket components for automobiles.

Richard R. Crowell   has been a director since June 2002 and chairman of the Compensation Committee since August 2005. Mr. Crowell is a Partner of Aurora Capital Group, a private equity investment firm. Prior to establishing Aurora in 1991, Mr. Crowell was a Managing Partner of Acadia Partners, a New York-based investment fund. From 1983 to 1987, he was a Managing Director, Corporate Finance for Drexel Burnham Lambert. He serves on the Board of Visitors for the UCLA Anderson School of Management, and Chairs the Board of Trustees for Marymount High School in Los Angeles. Mr. Crowell earned an M.B.A. from UCLA’s Anderson School and a B.A. from the University of California, Santa Cruz.

Dr. Amir Faghri   has been a director since July 2004. Dr. Faghri is currently the United Technologies Endowed Chair Professor in Thermal-Fluids Engineering and was formerly the Dean of the School of Engineering at the University of Connecticut from 1998-2006, and the Head of the Mechanical Engineering Department from 1994-1998. While holding such academic and industrial positions as distinguished and chair professor, department head, and Dean, Dr. Faghri authored seven books and edited volumes, more than 260 archival technical publications (including 160 journal papers), and six  U.S. patents. He has served as a consultant to several major research centers and corporations, including Los Alamos and Oak Ridge national laboratories, Exxon Mobil, and Intel Corporation. Dr. Faghri’s technical productivity is further complemented by his service on the editorial boards of eight scientific journals.

Dr. Faghri has received many honors and awards, including the prestigious 1998 American Institute of Aeronautics & Astronautics (AIAA) Thermophysics Award, the 1998 American Society of Mechanical Engineering (ASME) Heat Transfer Memorial Award and the 2005 ASME James Harry Potter Gold Medal. Dr. Faghri received his M.S. and Ph.D. degrees from the University of California at Berkeley (1974, 1976) and a B.S. with highest honors from Oregon State University (1973).

William P. Killian   has been a director since October 2001. Mr. Killian has reported directly to and advised CEOs of Fortune 500, NYSE corporations on strategy, corporate growth, acquisitions and divestitures for 25 years. From 1986 until his retirement in 2000, Mr. Killian was Corporate Vice President, Development and Strategy for Johnson Controls, Inc. a $20 billion global market leader in automotive systems and facility management and controls. Currently, he serves as a member of the board of directors of Cleaver-Brooks, Inc. and Premix, Inc. Mr. Killian holds a Bachelor of Chemical Engineering from Georgia Tech and a Master of Engineering Administration from the University of Utah.

Alan B. Levine   has been a director and chairman of our Audit Committee since October 2005. Mr. Levine served as Chief Financial Officer and Director of Virtual Access Networks, Inc. (2001 to 2002) and Chief Financial Officer and Treasurer of Marathon Technologies Corporation (1998 to 2001). He was also a member of the Board of Directors and Audit Committee Chair of MCK Communications before the company’s merger in November 2003. Prior to this, Mr. Levine was with Ernst & Young, LLP from 1974 to 1998, and was Partner from 1986 to 1998, where he established and directed an Entrepreneurial Services practice. Today, Mr. Levine leads ABL Associates, a consulting practice dedicated to helping entrepreneurial companies identify and implement strategic initiatives and manage change. He is also currently Vice President and Chief Financial Officer of the Graduate Management Admission Council. He is also a Director on the Board of Nextera Enterprises, a public company based in Los Angeles, where he serves as Audit Committee Chair. Mr. Levine earned a Bachelor of Arts degree from the University of Vermont. He also holds a Master of Accounting degree from the University of Arizona and was a certified public accountant.

Dr. Thomas J. O’Brien   has been a director and Audit Committee member since February 2006. Dr. O’Brien has served as the Head of the Finance Department at the University of Connecticut since 1999 and as a professor at the University since 1986. Prior to this, Dr. O’Brien held positions at the University of North Carolina—Chapel Hill, Duke University, University of North Carolina—Charlotte and Florida State University. In addition to Dr. O’Brien’s distinguished career as a professor, he has also written several books and has co-authored numerous papers and articles covering topics in finance. Dr. O’Brien earned a Bachelor of Arts degree in Economics from Davidson College. He received his MBA from the University of Pennsylvania and holds a Ph.D in Finance from the University of Florida.

Set forth below is information concerning our executive officers who are not directors.

Daniel A. Bergeron   joined us in May 2003 as Vice President, Finance. On August 5, 2003, he was appointed Vice President and Chief Financial Officer and Secretary. From November 2002 through May 2003, he served as Vice President and Chief Financial Officer of Allied Healthcare International, Inc., a publicly-held provider of healthcare staffing services. Mr. Bergeron served as Vice President and Chief Financial Officer at Paragon Networks International, Inc., a telecommunications company, from June 2000 to October 2002. From April 1998 to February 2000, he served as Vice President and Chief Financial Officer of Tridex Corporation, a publicly held software company. From July 1987 to March 1998, Mr. Bergeron held various financial reporting positions with Dorr-Oliver Inc., an international engineering and manufacturing company, including Vice President and Chief Financial Officer from 1994 to March 1998. Mr. Bergeron holds a B.S. in Finance from Northeastern University and a M.B.A. from the University of New Haven.

Phillip H. Beausoleil   spent three years as Plant Manager for the SKF Kulpsville, Pennsylvania facility before joining us in 1993 as Plant Manager of the Santa Ana, California division, Transport Dynamics. In 1995, the general manager responsibilities at Transport Dynamics in California were given to Mr. Beausoleil followed by the Industrial Tectonics Division in 2001, and the Southwest Products and US Bearings divisions in 2005. He also spent 23 years at New Hampshire Ball Bearing, the last five years as General Manager of its Astro Division.

Thomas C. Crainer   joined us in 1986 as Plant Manager at the ITB division in California and was promoted to General Manager in 1995. In 2000, Mr. Crainer became General Manager for RBC Schaublin. In 2003, he returned to the U.S. to assume additional responsibilities for our Heim Bearings, Engineered Component and Aircraft Products facilities. He had previously been employed for six years at TRW Bearing in Falconer, NY as Manufacturing Supervisor, Production Control Manager and Manufacturing Manager. His undergraduate degree in Business Administration is from St. Bonaventure University. In 1991 he received an M.B.A. from the University of Phoenix.

Richard J. Edwards   joined us as Manufacturing Manager for the Hartsville, South Carolina facility in 1990. After holding the positions of Plant Manager for the Hartsville Plant, and Director of Operations for the RBC Divisions, he was named Vice President and General Manager for the RBC Divisions in 1996. Prior to joining us, Mr. Edwards spent six years with the Torrington Company as Materials Manager, and later Plant Superintendent in the Tyger River plant. He holds a Bachelor of Science degree in Management from Arizona State University.

Thomas J. Williams   joined us as Corporate General Counsel and Secretary in May, 2006. From April 2001 through May 2006, he served as Assistant General Counsel of Ingersoll-Rand Company, a publicly-held manufacturing company. Mr. Williams was a member of the law firm of Pepe & Hazard LLP and was with the firm from February 1999 to April 2001. From February 1998 to February 1999, Mr. Williams was engaged in the private practice of law and financial planning. From August 1981 to February 1998, Mr. Williams served as Director of International Taxes and subsequently as Associate General Counsel and Assistant Secretary for The Stanley Works a publicly-held manufacturing company. From October 1973 to August 1981 Mr. Williams was employed by the Internal Revenue Service in Boston and New York as an Internal Revenue Agent and International Examiner. Mr. Williams holds a B.S.B.A. in Accounting from Stonehill College and a J.D. from Suffolk University and was a licensed certified public accountant.

Thomas M. Burigo   joined us as Manager of Accounting in 2003. He was promoted to Director of Accounting in 2005 and to Corporate Controller in 2006. From 1999 through 2002, he was employed by BrandDirect Marketing, Inc. as Director of Financial Reporting. Mr. Burigo had previously been employed for 10 years by Caldor Corporation, a publicly-held discount retail chain, holding various accounting and financial reporting positions. He holds a Bachelor of Arts degree in Mathematics from Boston College, an M.B.A in Accounting from Iona College and is a licensed certified public accountant.

There are no family relationships between any of our directors or executive officers.

SUMMARY COMPENSATION

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position (a)	Year	($)	($)	($)	($)	($)	($)	($)		($)
	(b)	(c)(1)	(d)(2)	(e)(3)	(f)(3)	(g)(4)	(h)	(i)		(j)
Dr. Michael J. Hartnett	2007	605,244	—	56,650	82,500	1,250,176	—	59,893	(5)	2,054,463
Daniel A. Bergeron	2007	229,000	—	16,995	39,960	145,000	—	13,200	(6)	444,155
Phillip H. Beausoliel	2007	238,900	—	16,995	26,640	125,000	—	15,452	(7)	422,987
Thomas C. Crainer	2007	210,000	—	16,995	26,640	174,900	—	20,144	(8)	448,679
Richard J. Edwards	2007	227,417	—	16,995	26,640	91,875	—	12,850	(9)	375,777

(1)           Column (c) includes amounts deferred by the officer pursuant to a 401(k) Plan.

(2)           Bonuses for fiscal 2007 were paid under the Company’s incentive compensation plan and are reflected in column (g).

(3)           The amounts in columns (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended March 31, 2007, in accordance with SFAS No. 123(R) of stock options and restricted stock units granted under the 2005 Long-Term Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in note 16 to the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2007 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 12, 2007.

(4)           The amounts in column (g) consist of annual cash bonuses earned in fiscal 2007 and paid in fiscal 2008 under the Company’s incentive compensation plan.

(5)           Consists of a leased vehicle of $3,639 and employer match contributed to Dr. Hartnett’s SERP account of $56,254.

(6)           Consists of a vehicle allowance of $6,000 and employer match contributed to Mr. Bergeron’s SERP account of $7,200.

(7)           Consists of employer match contributed to Mr. Beausoliel’s 401(k) account of $2,245, employer match contributed to Mr. Beausoliel’s SERP account of $12,562 and Company-paid life insurance premiums of $645.

(8)           Consists of employer match contributed to Mr. Crainer’s 401(k) account of $2,280, employer match contributed to Mr. Crainer’s SERP account of $10,750, Company-paid life insurance premiums of $783, a leased vehicle of $930 and relocation reimbursements of $5,401.

(9)           Consists of employer match contributed to Mr. Edwards’s 401(k) account of $2,409, employer match contributed to Mr. Edwards’ SERP account of $3,750 and Company-paid life insurance premiums of $1,805 and a leased vehicle of $4,886.

Dr. Hartnett Employment Agreement

On July 1, 2005, we entered into a new employment agreement with Dr. Hartnett. Under the terms of the employment agreement, Dr. Hartnett is employed as our Chief Executive Officer. The term of Dr. Hartnett’s employment agreement is set to expire on July 1, 2010.

Dr.  Hartnett’s current agreement provides for a base salary for the fiscal year 2007 of $556,896 before giving effect to a one-time reduction of $180,000 for nine-months in fiscal 2007 described below. Dr. Hartnett’s base salary is subject to an automatic annual increase effective December 1 of each year during the term in a percentage amount equal to the greater of (i) five percent (5%) or (ii) the percentage change in the consumer price index for the prior year. Dr. Hartnett is also entitled to an annual performance bonus with respect to each fiscal year during which he remains an employee in an amount determined as a percentage of Dr. Hartnett’s base salary, based on the amount by which our performance exceeds (or fails to meet) EBITDA targets in an operating plan. Dr. Hartnett’s employment agreement has been amended to effectuate the terms of a settlement agreement.

The employment agreement also contains non-competition provisions prohibiting Dr. Hartnett from competing against us during the term of the employment agreement and for two years thereafter without our prior written consent. Dr. Hartnett is also entitled to certain additional benefits (beyond those generally available to our employees) including medical and hospitalization insurance and additional life insurance. We are also required to maintain an apartment in Los Angeles for use by Dr. Hartnett while on business.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Stock Option Awards
Name	Grant Date	Thres- hold ($)	Target ($)		Maxi- mum ($)		Thres- hold ($)	Target ($)	Maxi- mum ($)	(#)(8)	(#)	($/Sh)	($)(9)
Dr. Michael J. Hartnett	—	(1)	625,088	(2)	1,250,176	(3)	—	—	—	—	—	—	—
	7/12/2007	—	—		—		—	—	—	10,000	—	—	226,600
	7/12/2007	—	—		—		—	—	—	—	40,000	22.66	330,000
Daniel A. Bergeron	—	(4)	116,000	(5)	145,000	(6)	—	—	—	—	—	—	—
	7/12/2007	—	—		—		—	—	—	5,000	—	—	113,300
	7/12/2007	—	—		—		—	—	—	—	30,000	22.66	266,400
Phillip H. Beausoliel	—	—	119,300	(7)	—		—	—	—	—	—	—	—
	7/12/2007	—	—		—		—	—	—	5,000	—	—	113,300
	7/12/2007	—	—		—		—	—	—	—	20,000	22.66	177,600
Thomas C. Crainer	—	—	106,000	(7)	—		—	—	—	—	—	—	—
	7/12/2007	—	—		—		—	—	—	5,000	—	—	113,300
	7/12/2007	—	—		—		—	—	—	—	20,000	22.66	177,600
Richard J. Edwards	—	—	117,500	(7)	—		—	—	—	—	—	—	—
	7/12/2007	—	—		—		—	—	—	5,000	—	—	113,300
	7/12/2007	—	—		—		—	—	—	—	20,000	22.66	177,600

(1)                Under the Annual Incentive Compensation Plan, if the target is not met, the amount of the award is at the discretion of the Board of Directors.

(2)                Equals 100% of base salary (90% to 99.9% of EBITDA to plan).

(3)                Equals 200% of base salary (110% or greater of EBITDA to plan).

(4)                If the target is not met, the amount of the award is at the discretion of the CEO.

(5)                Equals 50% of base salary (90% to 104.9% of EBITDA to plan).

(6)                Equals 125% of target (105% or higher of EBITDA to plan).

(7)                Target is 50% of base salary. The amount of the award is based on performance to plan goal which is comprised of sales plus depreciation less total factory cost. If 100% of the established plan goal is achieved then the award is equal to 50% of base salary. For each 1% of the achievement above or below the plan goal there is a corresponding 5% reduction or increase to the award earned. A discretionary adjustment can also be made by the CEO based on subjective assessment of the individual performance.

(8)                Awarded under the 2005 Long-Term Equity Incentive Program. The Grant Date Fair Value is based on the grant date closing price of $22.66.

(9)                Awarded under the 2005 Long-Term Equity Incentive Program. The Grant Date Fair Value is based on assumptions described in note 16 to the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2007 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 12, 2007. The weighted average fair value per share of options granted in fiscal 2007 was $8.70.

1998 Stock Option Plan

Effective February 18, 1998, we adopted the RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 1998 Stock Option Plan. The terms of the 1998 option plan provide for the grant of options to purchase up to 8,413,900 shares of common stock to officers and employees of, and consultants (including members of the Board) to us and our subsidiaries. Options granted may be either incentive stock options (under Section 422 of the Internal Revenue Code) or non-qualified stock options. The 1998 option plan, which expires on December 31, 2008, is to be governed by our Board or a committee to which the board delegates its responsibilities. As of July 1, 2007, there were outstanding options to purchase 7,301 shares of common stock granted under the 1998 option plan, all of which were exercisable. The 1998 Stock Option Plan has been frozen and no additional stock options will be awarded pursuant to the plan.

The exercise price of options granted under the 1998 option plan was determined by our Board, but in no event less than 100% of the Fair Market Value (as defined in the 1998 option plan) of the common stock on the date of grant. Options granted under the 1998 option plan may be exercised during the period set forth in the agreement pursuant to which the options are granted, but in no event more than ten years following grant.

The 1998 Stock Option Plan provides that the number of shares for which outstanding options shall be exercisable, and the exercise price thereof, shall be adjusted upon the happening of stock dividends, stock splits, recapitalizations and certain other capital events regarding our Company or the common stock. Upon any merger, consolidation or combination where shares of Common Stock are converted into cash, securities or other property, outstanding options shall be converted into the right to receive upon exercise the consideration as would have been payable in exchange for the shares of common stock underlying such options had such options been exercised prior to such event.

Options granted under the 1998 option plan are not transferable by the holders thereof except by the laws of descent and distribution. Our Board has the right to establish such rules and regulations concerning the 1998 option plan and to make such determinations and interpretations of the terms thereof as it deems necessary or advisable.

2001 Stock Option Plan

The RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 2001 Stock Option Plan was adopted in fiscal 2002 and amended and restated on October 24, 2003. The terms of the 2001 option plan provide for the grant of options to purchase up to 1,008,553 shares of Common Stock to our officers and employees of, and consultants (including members of our Board) to, us and our subsidiaries selected by the CEO to participate in the plan. Options granted may be either incentive stock options (under Section 422 of the Internal Revenue Code) or non-qualified stock options. The 2001 option plan, which expires in July 2011, is to be governed our Board or a committee to which the Board delegates its responsibilities. As of July 1, 2007, there were outstanding options to purchase 151,050 shares of Common

Stock granted under the 2001 option plan, all of which were exercisable. The 2001 Stock Option Plan has been frozen and no additional stock options will be awarded pursuant to the plan.

The exercise price of options granted under the 2001 option plan was determined by the Board, but in no event less than 100% of the Fair Market Value (as defined in the 2001 option plan) of the Common Stock on the date of grant. Options granted under the 2001 option plan may be exercised during the period set forth in the agreement pursuant to which the options are granted, but in no event more than ten years following grant.

The 2001 Stock Option Plan provides that the number of shares for which outstanding options shall be exercisable, and the exercise price thereof, shall be adjusted upon the happening of stock dividends, stock splits, recapitalizations and certain other capital events regarding our Company or the Common Stock. Upon any merger, consolidation or combination where shares of Common Stock are converted into cash securities or other property, outstanding options shall be converted into the right to receive upon exercise the consideration as would have been payable in exchange for the shares of Common Stock underlying such options had such options been exercised prior to such event.

Options granted under the 2001 option plan are not transferable by the holders thereof except (1) by the laws of descent and distribution, (2) transfers to members of any holder’s immediate family (which for purposes of the 2001 option plan shall be limited to the participant’s children, grandchildren and spouse), (3) to one or more trusts for the benefit of such family members, or (4) to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members; provided, that options may be transferred pursuant to sections (2) through (4) hereof only if the option expressly so provides, or as otherwise approved by the Chief Executive Officer or the Board in their discretion. Our Board has the right to establish such rules and regulations concerning the 2001 option plan and to make such determinations and interpretations of the terms thereof as it deems necessary or advisable.

2005 Long-Term Equity Incentive Plan

We adopted our 2005 Long-Term Incentive Plan effective upon the completion of our initial public offering in August 2005. The plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. Our directors, officers and other employees and persons who engage in services for us are eligible for grants under the plan. The purpose of the plan is to provide these individuals with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

1,639,170 shares of our Common Stock were authorized for issuance under the plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the outstanding shares of Common Stock. Of this amount, 683,502 options were awarded to Dr. Hartnett at the time of our initial public offering in August 2005 at the offering price of $14.50 per share and the remainder  have been reserved for grants to our employees and directors at the discretion of our Compensation Committee. During fiscal 2007 the Company issued an additional 335,500 options and 75,675 restricted stock grants. As of July 1, 2007, the 2005 Long-Term Incentive Plan had 531,993 stock options or other equity awards available for issuance. We may grant shares of restricted stock to our employees and directors in the future under the plan. Our Compensation Committee will administer the plan. Our Board also has the authority to administer the plan and to take all actions that the Compensation Committee is otherwise authorized to take under the plan. The terms and conditions of each award made under the plan, including vesting requirements, will be set forth consistent with the plan in a written agreement with the grantee.

Stock Options.   Under the plan, the Compensation Committee or the Board may award grants of incentive stock options and other non-qualified stock options. The Compensation Committee also has the authority to grant options that will become fully vested and exercisable automatically upon a change in control. The Compensation Committee may not, however, award to any one person in any calendar year options to purchase common stock equal to more than 10% of the total number of shares authorized under the plan (other than the initial award to Dr. Hartnett discussed above), and it may not award incentive options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000 determined at the time of grant.

The Compensation Committee will determine the exercise price and term of any option in its discretion, however, the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. In the case of any incentive stock option, the option must be exercised within 10 years of the date of grant. The exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of our voting power may not be less than 110% of such fair market value on such date and the option must be exercised within five years of the date of grant.

Restricted Stock.   Under the plan, the Compensation Committee may award restricted stock subject to the conditions and restrictions, and for the duration that it determines in its discretion. The Board and the Compensation Committee have resolved that from the total addition of 500,000 shares of common stock to the Plan approved at our 2006 Annual Meeting of Shareholders, a maximum of one-third will be used for restricted tock awards.

Stock Appreciation Rights.   The Compensation Committee may grant stock appreciation rights, or SARs, subject to the terms and conditions contained in the plan. Under the plan, the exercise price of an SAR must equal the fair market value of a share of our common stock on the date the SAR was granted. Upon exercise of a SAR, the grantee will receive an amount in shares of our common stock equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised.

Performance Awards.   The Compensation Committee may grant performance awards contingent upon achievement by the grantee or by us, of set goals and objectives regarding specified performance criteria, over a specified performance cycle. Awards may include specific dollar-value target awards, performance units, the value of which is established at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of Common Stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of Common Stock or other securities.

Amendment and Termination of the Plan.   The Board may amend or terminate the plan in its discretion, except that no amendment will become effective without prior approval of our stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code or any stock exchange listing requirements. If not previously terminated by the Board, the plan will terminate on the tenth anniversary of its adoption.

On March 29, 2006, we accelerated vesting with respect to all outstanding options and warrants under our existing stock option plans. Such acceleration was approved by our Board. As of July 1, 2007, there were 1,184,853 outstanding stock options, 851,853 of which were exercisable.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)		(#)	($)		(#)		($)(1)	(#)	(#)
	Exercisable	Unexercisable
Dr. Michael J. Hartnett	683,502	—		—	14.50	8/10/2015	—		—	—	—
	—	40,000	(2)	—	22.66	7/12/2013	—		—	—	—
	—	—		—	—	—	10,000	(5)	334,300	—	—
Daniel A. Bergeron	—	30,000	(3)	—	22.66	7/12/2013	—		—	—	—
	—	—		—	—	—	5,000	(6)	167,150	—	—
Phillip H. Beausoliel	15,000	—		—	8.00	4/4/2014	—		—	—	—
	12,500	—		—	12.00	7/1/2012	—		—	—	—
	—	20,000	(4)	—	22.66	7/12/2013	—		—	—	—
	—	—		—	—	—	5,000	(6)	167,150	—	—
Thomas C. Crainer	14,000	—		—	2.06	2/18/2008	—		—	—	—
	12,500	—		—	12.00	7/1/2012	—		—	—	—
	—	20,000	(4)	—	22.66	7/12/2013	—		—	—	—
	—	—		—	—	—	5,000	(6)	167,150	—	—
Richard J. Edwards	15,000	—		—	8.00	3/19/2014	—		—	—	—
	12,500	—		—	12.00	7/1/2012	—		—	—	—
	—	20,000	(4)	—	22.66	7/12/2013	—		—	—	—
	—	—		—	—	—	5,000	(6)	167,150	—	—

(1)                These amounts are based on a price per share of $33.43, the closing sales price for a share of our Common Stock on the last business day of fiscal 2007 (March 30, 2007) as quoted by the Nasdaq National Market.

(2)                These options vest as follows: 13,333 on July 12, 2007, 13,333 on July 12, 2008 and 13,334 on July 12, 2009.

(3)                These options vest as follows: 6,000 on July 12, 2007, 6,000 on July 12, 2008, 6,000 on July 12, 2009, 6,000 on July 12, 2010 and 6,000 on July 12, 2011.

(4)                These options vest as follows: 4,000 on July 12, 2007, 4,000 on July 12, 2008, 4,000 on July 12, 2009, 4,000 on July 12, 2010 and 4,000 on July 12, 2011.

(5)                These restricted stock awards vest as follows: 3,333 on July 12, 2007, 3,333 on July 12, 2008 and 3,334 on July 12, 2009.

(6)                These restricted stock awards vest as follows: 1,000 on July 12, 2007, 1,000 on July 12, 2008, 1,000 on July 12, 2009, 1,000 on July 12, 2010 and 1,000 on July 12, 2011.

OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS			STOCK AWARDS
	Number of Shares Acquired on Exercise	Value Realized on Exercise		Number of Shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)(1)		(#)	($)
Dr. Michael J. Hartnett	355,000	7,135,500	(2)	—	—
	312,500	7,850,000	(3)	—	—
	200,919	5,380,611	(3)	—	—
	23,125	580,900	(3)	—	—
Daniel A. Bergeron	25,000	611,550	(5)	—	—
Phillip H. Beausoliel	6,887	142,079	(4)	—	—
	25,000	495,250	(4)	—	—
	10,000	240,530	(5)	—	—
Thomas C. Crainer	3,117	62,652	(2)	—	—
	6,000	149,640	(5)	—	—
	5,000	156,222	(5)	—	—
Richard J. Edwards	65,484	1,366,651	(4)	—	—
	25,000	746,705	(5)	—	—
	10,000	239,282	(5)	—	—

(1)          The value realized represents the difference between the fair market value of the shares of Common Stock acquired on the date of exercise and the aggregate exercise price for such options.

(2)          Options were exercised in conjunction with a secondary offering. The fair market value was based on the public offering price of $20.50.

(3)          The fair market value was based on the average of the closing prices of our Common Stock on the five days prior to the date of exercise, as quoted by the Nasdaq National Market.

(4)          The fair market value was based on the closing price of our Common Stock on the date of exercise as quoted by the Nasdaq National Market.

(5)          The fair market value was based on the actual price received on the sale of the Common Stock issued on the date of exercise.

NON-QUALIFIED DEFERRED COMPENSATION

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawls/ Distributions	Aggregate Balance at Last Fiscal Year End
Name	($)(1)	($)(2)	($)(3)	($)	($)
Dr. Michael J. Hartnett	112,509	56,254	49,500	—	909,211
Daniel A. Bergeron	14,400	7,200	3,229	—	54,789
Phillip H. Beausoliel	35,890	12,562	21,524	—	351,161
Thomas C. Crainer	21,500	10,750	16,552	—	232,041
Richard J. Edwards	7,500	3,750	4,140	—	126,939

(1)          These amounts represent contributions made by such person to the Supplemental Executive Retirement Plan. These amounts are included in the “Salary” column for each individual in the Summary Compensation Table.

(2)          These amounts represent contributions made by the Company to the Supplemental Executive Retirement Plan. These amounts are included in the “All Other Compensation” column for each individual in the Summary Compensation Table.

(3)          These amounts consist of appreciation and earnings on such individual’s account under the Supplemental Executive Retirement Plan.

POTENTIAL PAYMENTS UPON CHANGE-IN-CONTROL OR TERMINATION

The table below summarizes the executive benefits and payments due to the Chief Executive Officer upon termination in connection with a change-in-control or termination of employment that occurred on July 1, 2007. The Company has not entered into any agreements with any other executive officers providing for payments in the event of a change-in-control or termination of employment.

CHANGE IN CONTROL

Named Executive Officers
Benefits and Payments Upon Change-in-Control	Dr. Michael J. Hartnett(1)
Base salary	$1,970,590
Incentive bonus payments(2)	$156,272
Other payments	$149,304
Stock options vested and value upon termination(3)	$743,600
Restricted stock vested and value upon termination(4)	$412,500
Excise tax gross up payments	$—
Total	$3,432,266

(1)         On July 1, 2005, the Company entered into an employment agreement with Michael J. Hartnett, in connection with his appointment as President and CEO of the Company. A copy of the agreement is filed as Exhibit 10.19 to Amendment No. 4 to the Form S-1 Registration Statement dated August 8, 2005. The employment agreement with Michael J. Hartnett provides that in the event of his termination of employment due to a change-in-control of the Company, he will generally be entitled to payment of his base salary for the remainder of the term of the employment agreement which ends July 1, 2010 plus a pro rata portion of his annual bonus for the fiscal year of the Company during which the termination occurs in addition to being entitled to the continuation of all benefits, including the Special Benefits, set forth in his employment agreement until July 1, 2010.

(2)         The actual amount of the incentive bonus payment is not specified in the employment agreement and is assumed to be equal to 100% of base salary for the applicable fiscal year.

(3)         It is assumed that all unvested stock options granted to Michael J. Hartnett would become vested upon a change-in-control. In accordance with the terms of the 2005 Long Term Incentive Plan, if there is a change in control of the Company or similar event, the Compensation Committee may, in its discretion, provide for the vesting of a participant’s options on such terms and conditions as it deems appropriate in such participant’s Award Agreement.

(4)         It is assumed that all restrictions associated with restricted stock grants have lapsed upon a change of control. In accordance with the terms of the 2005 Long Term Incentive Plan, if there is a change in control the Compensation Committee may, in its discretion, provide for the lapsing of restrictions on a participant’s Restricted Stock on such terms and conditions as it deems appropriate.

TERMINATION

The following summarizes executive benefits and payments due the Chief Executive Officer upon termination of employment that occurred on July 1, 2007 caused by death, disability, or without cause.

Named Executive Officer
Benefits and Payments Upon Termination	Dr. Michael J. Hartnett(1)
Death or Disability(1)
Base salary	$1,281,430
Incentive bonus payments	$156,272
Other payments	$149,304
Stock options vested and value upon termination(2)	$743,600
Restricted stock vested and value upon termination(3)	$412,500
Total	$2,743,106
Without Cause(4)
Base salary	$312,544
Other payments	$24,884
Total	$337,428

(1)         The employment agreement with Michael J. Hartnett provides that in the event of his termination of employment due to his death or disability, he will generally be entitled to payment of his base salary for two years following the date of his death or disability plus a pro rata portion of his annual bonus for the fiscal year of the Company during which the termination occurs in addition to being entitled to the continuation of all benefits, including the Special Benefits, set forth in his employment agreement until July 1, 2010.

(2)         It is assumed that all unvested stock options granted to Michael J. Hartnett would become vested upon his death or disability. In accordance with the terms of the 2005 Long Term Incentive Plan, the Compensation Committee may, in its discretion, provide for the vesting of a participant’s options on such terms and conditions as it deems appropriate in the event of an employee’s death or disability.

(3)         It is assumed that all restrictions associated with restricted stock grants have lapsed upon  his death or disability. In accordance with the terms of the 2005 Long Term Incentive Plan, the Compensation Committee may, in its discretion, provide for the lapsing of restrictions on a participant’s Restricted Stock on such terms and conditions as it deems appropriate in the event of an employee’s death or disability.

(4)         The employment agreement with Michael J. Hartnett provides that in the event of his termination of employment without cause, he will generally be entitled to payment of his base salary in addition to being entitled to the continuation of all benefits, including the Special Benefits, set forth in his employment agreement for six months following the date of his termination of employment.

401(k) Plan

We maintain the Roller Bearing Company of America 401(k) Retirement Plan, or the 401(k) Plan, a plan established pursuant to Section 401(k) of the Internal Revenue Code, for the benefit of our non-union employees. All non-union employees who have completed six months of service with us are entitled to participate. Subject to various limits, employees are entitled to defer up to 25% of their annual salary on a pre-tax basis and up to an additional 10% of their annual salary on an after-tax basis. We previously matched 50% of an employee’s pre-tax contribution up to 10% of annual salary. Effective October 1, 2001, we suspended matching contributions to the 401(k) Plan. Employees vest in our contributions ratably over three years.

Effective April 3, 2004, we resumed matching contributions to our 401(k) Plan at a rate of 25% of an employee’s pre-tax contribution up to 4% of annual salary. Effective June 1,2007, we increased the  matching contributions to our 401(k) Plan at a rate of 30% of an employee’s pre-tax contribution up to 6% of annual salary We also maintain a smaller 401(k) plan for non-union employees at our Miller bearing facility. We also maintain three 401(k) plans for our union employees. Subject to various limits, union employees are entitled to defer up to 25% of their annual salary on a pre-tax basis. We make employer contributions (matching and, in some cases, non-elective contributions) based on requirements in applicable collective bargaining agreements.

Supplemental Retirement Plan

Effective September 1, 1996, we adopted a non-qualified supplemental retirement plan, or SERP, for a select group of executive officers and management employees designated by our Chief Executive Officer. The SERP allows eligible employees to elect to defer until termination of their employment the receipt of up to 25% of their current salary. We make contributions equal to the lesser of 50% of the deferrals or 3.5% of the employee’s annual salary, which vest in full after three years of service following the effective date of the SERP. Accounts are paid, either in a lump sum or installments, upon retirement, death or termination of employment. Accounts are generally payable from our general assets. Employees’ rights to receive payments are subject to the rights of our creditors.

Equity Compensation Plan Information

The following table provides information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of July 1, 2007, including the Company’s 1998 Stock Option Plan, 2001 Stock Option Plan and the 2005 Long Term Incentive Plan. The Company’s practice is to purchase shares on the open market for issuance under its various equity plans thus minimizing any dilutive effect of such plans.

	Equity Compensation Plan Information
	(A)	(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(A)
Equity compensation plans approved by shareholders	1,184,853(1)	$16.16	531,993(2)

(1)         The Company does not have equity compensation plans which have not been approved by the Company’s shareholders.

(2)         Applies to the 2005 Long Term Incentive Plan only as no further equity grants may be made under the 1998 Stock Option Plan and 2001 Stock Option Plan.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee has responsibility for determining the compensation of the Company’s Chief Executive Officer (“CEO”) and for the review and approval of the CEO’s recommendations regarding the compensation of other executive officers. The Compensation Committee also has the sole authority to retain and terminate any executive compensation consultants engaged to provide advice to the Compensation Committee in discharging its responsibilities and to retain other professional advisors, when necessary or appropriate. All goals and objectives and related compensation decisions regarding executive officers other than the CEO are determined in discussion with, and are based upon the recommendation of, the CEO, who is in the best position to assess performance. The Compensation Committee does not delegate any of this authority discussed above to any other person or persons. The Company and the Compensation Committee does on a periodic basis retain compensation consultants to advise on compensation matters.

The Compensation Committee evaluates the CEO’s performance, and makes all determinations regarding compensation of the CEO, including, the review and approval of corporate goals and objectives related to the CEO’s compensation and evaluating the performance of the CEO in light of agreed upon goals and objectives and in accordance with the CEO’s July 1, 2005 Employment Agreement.

The Compensation Committee, in consultation with the Board of Directors, the CEO and senior management, also has the authority to develop and approve the Company’s executive compensation philosophy, including the balance between or mix of base salaries, cash and equity-based incentive compensation and other compensation components for the CEO, other executive officers and make recommendations with respect to the compensation of the Board of Directors.

Compensation Objectives and Philosophy

The Company’s compensation program is designed to reward executives based on favorable performance and results. Compensation policies and plans (including benefits) are designed to attract and retain top quality and experienced executives by providing the opportunity to earn competitive cash compensation based on corporate, business unit and individual performance plus the opportunity to accumulate stock-based wealth commensurate with the long-term growth and value created for RBC Bearings’ stockholders.

The Company seeks to attract executive talent by offering competitive base salaries and annual and long-term performance incentive opportunities. It is the Company’s practice to provide incentives that promote both the short and long-term financial and strategic objectives of the Company. Achievement of short-term objectives is rewarded through base salary and annual performance incentives, while long-term incentive grants (primarily stock options and restricted stock) encourage executives to focus on and align themselves with the Company’s long-term goals as well. These incentives are based on financial objectives of importance to the Company, including revenue and earnings growth and creation of stockholder value. The Company’s compensation program also accounts for individual performance, which enables the Company to differentiate among executives and emphasize the link between personal performance and compensation.

The Compensation Committee compares the Company’s senior management compensation levels with those of a peer group of companies in industries related to the Company and similar-size companies in the bearings industry. In addition, the Compensation Committee and senior management periodically review the effectiveness and competitiveness of the Company’s executive compensation structure with the assistance of independent consultants. Such consultants generally report directly to, the Compensation Committee; however, senior management has engaged, and may in the future engage, compensation consultants, subject to Compensation Committee approval and oversight.

The key elements of executive compensation are base salary, annual performance incentive awards and long-term incentive awards. It is the Compensation Committee’s practice to target the base salary element to deliver compensation to each executive and all executives as a group within the mid-level range of compensation for persons having similar responsibilities at companies in the comparison group. It is also the Compensation Committee’s practice to target the annual performance incentive awards and long-term incentive awards elements to deliver compensation to each executive and all executives as a group that exceeds industry average ranges of compensation for persons having similar responsibilities at companies in the comparison group based on an assessment of performance by the CEO.

Compensation Program Components

The Compensation Committee regularly reviews and updates the Company’s compensation program for the CEO and other executive officers is to ensure that compensation levels and benefits are competitive and reasonable using the guidelines described above. The particular elements of the compensation program for the CEO and other executive officers are set forth in more detail below.

Base Salaries

Base salary levels are determined and approved by the Compensation Committee at levels the Compensation Committee determines appropriate to attract the level of competence necessary for the position. The base salary of the CEO is determined in accordance with the CEO’s July 1, 2005 Employment Agreement. The Compensation Committee annually reviews and approves the CEO’s recommendations with respect to base salaries of other executive officers. In each case, the CEO and Compensation Committee take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience and competitive salary practices. Base salary levels are primarily determined by the CEO and approved by the Compensation Committee at levels the CEO and Compensation Committee deem appropriate to attract the level of competence necessary for the position. Annually, thereafter, base pay is determined by an assessment of the person’s sustained performance, the impact of such performance on the results of the Company, and such salary’s competitive relationship to industry and market level considerations within the ranges the Compensation Committee considers reasonable and necessary for that position.

Annual Incentive Compensation Plan

The Company’s performance-based annual incentive awards focus on matching rewards with results.

In the case of the CEO, and in accordance with the CEO’s July 1, 2005 Employment Agreement, the CEO is entitled to an annual performance bonus equal to a percentage of the CEO’s base salary in an amount determined at the discretion of the Board of Directors if the percentage of the Company’s actual EBITDA to plan is less than ninety percent and in an amount ranging up to two hundred percent of base salary if the percentage of the Company’s actual EBITDA to plan is one hundred ten percent or higher.

The Vice President and Chief Financial Officer, is eligible for an annual performance bonus equal to a targeted fifty percent of his base salary and ranging in an amount determined at the discretion of the CEO if the percentage of the Company’s actual EBITDA to plan is less than ninety percent and up to one hundred twenty five percent of the targeted annual performance bonus if the percentage of the Company’s actual EBITDA to plan is one hundred five percent or higher.

In the case of executive officers in charge of operating segments, for the Company’s 2007 fiscal year each is eligible for a cash incentive bonus equal to a targeted fifty percent of their base salary. The amount of the bonus is based on performance to plan goal which is comprised of sales plus depreciation less total factory cost. If one hundred percent of the established plan goal is achieved then the bonus is equal to fifty percent of base salary. For each one percent of achievement above or below the plan goal there is a corresponding five percent reduction or increase to the bonus earned. A discretionary adjustment can also be made by the CEO based on a subjective assessment of the individual performance.

In the case of executive officers in charge of operating segments, for the Company’s 2008 fiscal year and beyond, each is eligible for a cash incentive bonus equal to a targeted sixty percent of their base salary. The targeted percentage is made up of three elements (1) thirty percent of base salary upon achieving one hundred percent of the established annual revenue and profit plan, with a minimum threshold of more than eighty percent of plan, with an opportunity to earn up to sixty percent of base salary if the achievement is equal to one hundred and twenty percent; (2) up to fifteen percent of base salary based on year to year revenue growth achievement in excess of two time Gross Domestic Product; and (3) a up to fifteen percent of base salary, at the discretion of the CEO, upon achievement of acceptable customer service levels, development of human resources the Company’s overall performance.

Other executive officers are entitled to an annual performance bonus equal to a targeted percent of their base salary in an amount determined at the discretion of the CEO based on the Company’s overall performance and the individual’s performance.

Long-Term Equity Incentive Program

The Company’s 2005 Long-Term Incentive Plan provides for grants of stock options, restricted stock and other types of equity awards for executive officers, and other key managers. The objectives of the 2005 Long-Term Incentive Plan are to align management and shareholder long-term interests by creating a strong and direct long-term relationship between executive compensation and shareholder returns. The Compensation Committee strongly believes that by providing those individuals who have substantial responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company common stock, the best interests of shareholders, executive officers and key managers are more closely aligned. If equity incentives are to be awarded to executive officers, the grant is based upon the perceived incentive that grant will provide and the benefits that the grant may have on long-term shareholder value. The determination of the number of shares granted is based upon the level and contribution of the employee. Our directors, executive officers and certain other employees are eligible for grants under the plan. The purpose of the plan is to provide these individuals with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

The Compensation Committee generally vests equity incentives over a period of three to five years which increases the long-term aspect of these awards. As a result of the extended vesting schedule, the dollar value of these stock-based incentives can appreciate to substantial amounts since there is a longer time period for the Company stock price to appreciate. Further, the Compensation Committee believes that the extended vesting of equity incentives also promotes retention and spreads compensation expense over a longer term. This expense is amortized over the vesting period of the equity incentive subject to the provisions of FAS 123R. Because the Company’s tax deduction is based on the fair market value at the time restrictions lapse, the after-tax cost of this program can be very favorable to the Company based on future appreciation of Company common stock.

Stock Options

Executives (including the executive officers) receive nonqualified stock options that:

•       have an exercise price equal to the fair market value of Common Stock on the date of grant;

•       typically vest over a three to five-year period in equal amounts each year; and

•       expire seven years after the date of grant.

Under the accounting rules, the value of the stock options at the time of grant is expensed over the vesting period in the year the options are earned. When executives exercise stock options, they are taxed at ordinary income tax rates (subject to withholding) and the Company receives a corresponding tax deduction.

Restricted Shares

Executives (including certain executive officers) receive restricted shares that typically vest over a five year period in equal amounts each year.

Under the accounting rules, the grant date fair value is expensed over the service/vesting period based on the shares that are earned. The executives are taxed at ordinary income tax rates (subject to withholding) when the shares vest, and the Company receives a corresponding tax deduction.

As of the end of the Company’s 2007 fiscal year, there remained 531,993 shares available for issuance under the 2005 Long-Term Incentive Plan.

For further information regarding Base Salary, Annual Incentive and the Long-Term Equity Incentive Program for the CEO and certain other executive officers, see “Summary Compensation” above.

Retirement Plans

The Company does not maintain any pension programs for the benefit of the CEO or other executive officers. The Company has a defined contribution plan under Section 401(k) of the Internal Revenue Code for all of its employees not covered by a collective bargaining agreement. The CEO and other executive officers are entitled to participate in this 401(k) plan on the same terms and conditions as all other eligible employees subject to a 5% of eligible employee compensation participation limit. The plan is funded by eligible participants through employee contributions and by the Company through matching contributions equal to 30% of the first 6% of eligible employee compensation.

Supplemental Executive Retirement Plan

To attract and retain highly qualified senior management executives, the Company has adopted a  Supplemental Executive Retirement Plan (“SERP”). The SERP is a nonqualified supplemental pension plan for executives selected by the CEO that provides pension benefits in excess of those provided by the Retirement Plan discussed above. Effective September 1, 1996, the Company adopted a non-qualified Supplemental Executive Retirement Plan (“SERP”) for a select group of highly compensated management employees designated by the CEO. The SERP allows eligible employees to elect to defer, until termination of their employment, the receipt of up to twenty five percent of their current compensation. The Company makes contributions equal to fifty percent of the deferral amount, up to seven percent of the employees’ annual compensation, which vest in full after three years of service following the effective date of the SERP.

Employment Agreements

On July 1, 2005, the Company entered into an employment agreement with Michael J. Hartnett, in connection with his appointment as President and CEO of the Company. A copy of the agreement is filed as Exhibit 10.19 to Amendment No. 4 to the Form S-1 Registration Statement dated August 8, 2005. No other executive officers have employment agreements and are employed “at will.”

Perquisite Programs

The Company’s executive officers are eligible to participate in the Company’s broad-based benefit programs, including health, disability and life insurance, and relocation programs. The perquisites provided to the CEO are set forth in Schedule A to the CEO’s July 1, 2005 Employment Agreement. Certain named executive officers may also receive certain Company provided perquisites including life insurance coverage, use of a leased vehicle or a vehicle allowance. These items are intended to provide those executives with a competitive perquisite program. For further information regarding specific perquisites provided to the named executive officers, see “Summary Compensation” above.

Change-in-Control Compensation Agreement

Change-in-Control compensation agreements generally protect income for key executives who would likely be involved in decisions regarding and/or successful implementation of merger/acquisition activity and who are at risk for job loss if a take-over occurs. It is generally believed to be in the best interests of the Company and its stockholders to adopt such agreements in order for the Board to be able to receive and rely upon the executive’s advice and counsel as to the best interests of the Company and its shareholders without concern that the executive might be distracted or influenced by the personal uncertainties and risks created by merger and/or acquisition proposals or threats. These agreement typically provide reasonable termination compensation for the executive officers in order to encourage management to remain with the Company and to continue to devote full attention to the Company’s business.

The employment agreement with Michael J. Hartnett provides that in the event of his termination of employment due to a Change-in-Control of the Company, he will generally be entitled to payment of his base salary for the remainder of the term of the employment agreement which ends July 1, 2010 plus a pro rata portion of his annual bonus for the fiscal year of the Company during which the termination occurs in addition to being entitled to the continuation of the Special Benefits set forth in his  employment agreement until July 1, 2010.

Except for the change control provision contained in the employment agreement with Michael J. Hartnett, the Company has not entered into Change-in-Control compensation agreements with any other executive officer.

Compensation Committee Policy Regarding Compliance with Section 162 (m) of the Internal Revenue Code of 1986 (the “Code”)

Section 162(m) of the Internal Revenue Code (the “Code”) precludes a public corporation from taking a deduction for compensation in excess of $1 million in any taxable year for its chief executive officer or any of its four other highest paid executive officers, unless certain specific and detailed criteria are satisfied.

The Compensation Committee considers the anticipated tax treatment to the Company and the executive officers in its review and establishment of compensation programs and payments. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Compensation Committee’s control also can affect deductibility of compensation. For these and other reasons, the Compensation Committee has determined that it will not necessarily seek to limit executive compensation to that deductible under Section 162(m) of the Code.

The Compensation Committee will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of the Company and its stockholders.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the 2007 fiscal year were Richard R. Crowell, Alan B. Levine and William P. Killian. No member of the Compensation Committee was at any time during fiscal year 2007 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-party transaction in the section “Certain Relationships and Related Transactions” of this proxy statement. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during fiscal year 2007.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis. Based on that review and discussion, the members of the Compensation Committee identified below recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

The Compensation Committee of the Board of Directors of RBC Bearings Incorporated

Richard R. Crowell (Chairman)
Alan B. Levine
William P. Killian

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by Ernst & Young LLP for fiscal 2006 and fiscal 2007.

	Fiscal Year
Fee Category	April 1, 2006	March 31, 2007
Audit Fees	$1,417,078	$1,103,500
Audit-Related Fees	—	—
Tax Fees	122,150	85,150
All Other Fees	—	—
Total Fees	$1,539,228	$1,188,650

Audit Fees:   Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements. During 2007, the audit fees include fees for the audit of internal controls over financial reporting. During 2006, the audit fees include fees for services in connection with our initial public offering during August 2005 and secondary offering during February 2006.

Audit-Related Fees:   Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees:   Consists principally of fees for services provided in connection with worldwide tax planning and compliance services, expatriate tax services, and assistance with tax audits and appeals.

All Other Fees:   Consists of fees for services other than those reported above.

All audit, audit-related and tax services performed by Ernst & Young LLP in fiscal 2007 were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Pursuant to the Audit Committee charter attached as Appendix A to this proxy statement, the Audit Committee must approve all audit engagement fees and other significant compensation to be paid to the independent auditor and the terms of such engagement. The Audit Committee’s charter provides that individual engagements must be separately approved. Additionally, the Audit Committee must pre-approve any non-audit services to be provided to the Company by the independent auditor. The policy also requires specific approval by the Audit Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

MATTERS RELATING TO AUDITORS

Audit Committee Report

The Audit Committee of the Board has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with management the quality and acceptability of the accounting principles employed including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The Audit Committee also reviewed the consolidated financial statements of the Company for fiscal 2007 with Ernst & Young LLP, the Company’s independent auditors for fiscal 2007, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee has discussed with Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent public accounting firm’s report on management’s assessment of and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Ernst & Young LLP its independence and has considered whether the provision of non-audit services by Ernst & Young LLP to the Company is compatible with maintaining Ernst & Young LLP’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee has selected Ernst & Young LLP as the Company’s independent auditor for fiscal 2008.

This report is submitted by the members of the Audit Committee:

Thomas J. O’Brien
Amir Faghri
Alan B. Levine

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2008 MEETING

Stockholder proposals intended for inclusion in the Company’s proxy statement relating to the next annual meeting in 2008 must be received by the Company no later than April 9, 2008. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Under the Company’s by-laws, proposals of stockholders not intended for inclusion in the proxy statement, but intended to be raised at the Company’s regularly scheduled annual meeting of stockholders to be held in 2008, must be received by the Company not less than 60 days nor more than 90 days prior to the meeting;  provided,  however, that in the event that less than 70 days’ notice or prior public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made. Such proposals must also comply with the procedures outlined in the Company’s by-laws, a copy of which is available upon request from the Corporate Secretary, RBC Bearings Incorporated, One Tribology Center, Oxford, CT 06478.

DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above. In addition, our by-laws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, a stockholder must deliver timely notice of such stockholder’s intent to make such nomination in writing to the Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 days prior to the date of the first anniversary of the previous year’s annual meeting. In the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. To be in proper form, a stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

The Company evaluates director nominees recommended by stockholders in the same manner in which it evaluates other director nominees. The Company has established through its Nominating and Corporate Governance Committee selection criteria that identify desirable skills and experience for prospective Board members, including consideration of the potential candidate’s qualification as independent, as well as consideration of diversity, age, skills, expertise and experience in the context of the Board and other criteria determined by the Nominating and Corporate Governance Committee determines from time to time.

ADDITIONAL INFORMATION

The Company will bear the cost of the annual meeting and the cost of this proxy solicitation, including mailing costs. In addition to solicitation by mail, directors, officers, and regular employees of the Company may solicit proxies by telephone or otherwise, with no specific additional compensation to be paid for such services. The Company has retained Georgeson Shareholder Communications to assist in this solicitation at a fee of $8,500 plus reimbursement of normal expenses. The Company also will reimburse, upon request, all brokers and other persons holding shares of Common Stock for the benefit of others for their reasonable expenses in forwarding the Company’s proxy materials and any accompanying materials to the beneficial owners of the Company’s Common Stock and in obtaining authorization from beneficial owners to give proxies.

By order of the Board of Directors,

Corporate Secretary
Dated: August 6, 2007

Appendix A

RBC BEARINGS INCORPORATED

AUDIT COMMITTEE CHARTER

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of RBC Bearings Incorporated (the “Company”) on June 13, 2005 and replaces any charter previously used by this committee.

Mandate

The Audit Committee (the “Committee”) assists the Board in its oversight responsibilities relating to financial matters including:

(i)            the integrity of the Company’s financial statements;

(ii)        the independent auditor’s qualifications and independence;

(iii)    the performance of the Company’s internal audit function and independent auditors;

(iv)      the Company’s compliance with legal and regulatory requirements; and

(v)          the preparation of an audit committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In discharging its responsibilities, the Committee is not itself responsible for the planning or conduct of audits, or for any determination that the Company’s financial statements and disclosures are complete and accurate or are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of the Company’s management, internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services (the “internal auditor”)) and the Company’s independent auditor.

Organization

Committee Members

The Committee shall be comprised of three directors. The members and the Chair of the Committee shall be appointed by the full Board on an annual basis and may be re-appointed or replaced at the Board’s discretion at any time.

Qualifications

Each committee member shall be financially literate, as determined by the Board in their business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the committee. At least one member of the Committee shall have accounting or related financial management expertise, as determined by the Board in its business judgment. In addition, at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.”  If the Board has determined that a member of the Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

Independence

Each Committee member shall satisfy the independence requirements of the NASDAQ rules unless the Company wishes to avail itself of any applicable exemption allowed under such rules and regulations. The Company shall make any required disclosures relating to the use of any such exemptions.

Other Service

No Committee member may serve on the audit committee of more than three public companies unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee as such determination is disclosed in the Company’s annual proxy statement.

Committee Meetings

The Chair of the Committee shall be responsible for calling meetings of the Committee, developing the meeting agenda, providing pre-reading materials to Committee members relative to agenda items and chairing the meetings.

The Committee shall meet at least four times a year. Meetings may be in person or by conference call. A majority of the Committee members must be in attendance for a quorum. The Committee may also act by unanimous written consent. The Committee shall make regular reports to the Board on the Committee’s activities.

Separate Meetings

The Committee shall meet periodically with management, the internal auditor and the independent auditor in separate executive sessions.

Professional Advisors

The Committee shall have the sole authority to retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purposes of rendering or issuing an audit report or performing other audit, review or attestation services, for payment of compensation to any advisors employed by the Committee and for ordinary and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Investigations

The Committee is empowered to conduct its own investigations into issues related to its responsibilities.

Responsibilities

Independent Auditors

Appointment and Oversight of Independent Auditor

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company, and the independent auditor shall report directly to the Committee.

Appointment and Oversight of Additional Audit Firm

The Committee shall be directly responsible for the appointment, compensation, retention and oversight work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company and such firm shall also report directly to the Committee.

Pre-Approval of Services

Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting.

(vi)      Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management.

(vii)  Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC.

Independence

The Committee shall, at least annually, evaluate the independent auditor’s qualifications, performance and independence. The Committee shall present its conclusions with respect to the independent auditor to the full Board. In conducting its evaluation the Committee shall take the following steps:

(viii)The Committee shall obtain and review a report prepared by the independent auditor describing (a) the independent auditing firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditing firm, and any steps taken to deal with any such issues and (c) all relationships between the independent auditor and the Company.

(ix)      The Committee shall obtain and review a formal written statement prepared by the independent auditor describing the fees billed in each of the last two fiscal years in each of the categories required to be disclosed in the Company’s annual proxy statement.

(x)          The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

(xi)      The Committee shall review and evaluate the qualifications, performance and independence of the lead partner of the independent auditor.

(xii)  The Committee shall consider whether, in order to assure continuing auditor independence, the Company should adopt a regular rotation of the independent audit firm.

(xiii)The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Financial Statements and Disclosures

Audit Resources

In connection with each annual audit, the Committee shall discuss with management, the independent auditor and the internal auditor the overall scope and plans for such audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits.

Audit Principles

The Committee shall review and discuss with management and the independent auditor:  (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements and (iv) management’s and/or the independent auditor’s judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements and the adequacy of internal controls.

Review of Reports

The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Communication with Independent Auditors

(xiv)                           The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

(xv)    The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are:  (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

Review of Independent Auditor Report to Audit Committee

The Committee shall review the report that the independent auditor is required to make to the Committee regarding:  (i) all accounting policies and practices to be used that the independent auditor identifies as critical; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

Recommendation to Include Financial Statements in Annual Report

The Committee shall, based on its review and discussions outlined in paragraphs above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Internal Audit Function

The Committee shall meet periodically with the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention.

Compliance Oversight

Risk Management

The Committee shall discuss with management and the independent auditor the Company’s policies with respect to risk assessment and risk management, the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

Communication with Board

The Committee shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

Hiring Practices

The Committee shall approve guidelines for the Company’s hiring of former employees of the outside auditor who participated in any capacity in the audit of the Company.

10A(b) Implications

The Committee shall obtain from the independent auditor assurances that the independent auditor is not aware of any matters required to be reported under Section 10A(b) of the Exchange Act.

Whistleblower Procedures

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Press Releases and Analyst Communications

The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

Disclosure Controls and Procedures

The Committee shall review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and review periodically management’s conclusions about the efficacy of such disclosure controls and procedures.

Preparation of Audit Committee Report

The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in each of the Company’s annual proxy statements.

Attorney Reporting

The Committee shall review and discuss any reports concerning material violations submitted to the Committee by the Company’s attorneys pursuant to SEC attorney professional responsibility rules or otherwise.

Committee Self-Assessment

The Committee is responsible for developing and conducting an annual self-assessment of its performance. The Committee will work with the Nomination and Governance Committee to design and coordinate the annual self-assessment in conjunction with the overall Board assessment process. The Committee shall report to the full Board on the results of its assessment each year and shall make any appropriate recommendations to further enhance the Committee’s performance.

Other Matters

The Committee shall also fulfill any other responsibilities that may be assigned to the Committee by the Board from time to time.

Charter Modifications/Updating

The Committee shall review this charter regularly and may recommend to the Board from time to time any proposed changes to the charter and to any other documents related to the responsibilities of the Audit Committee.

Appendix B

RBC BEARINGS INCORPORATED

COMPENSATION COMMITTEE CHARTER

This Compensation Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of RBC Bearings Incorporated (the “Company”) on June 13, 2005 and replaces any charter previously used by the committee.

MANDATE

The Compensation Committee (the “Committee”) assists the Board in its oversight of compensation for the Company’s senior management, compensation for the Board of Directors, evaluation and succession planning for the Chief Executive Officer (the “CEO”) and related matters. The Committee’s mandate includes the following:

(i)            developing and approving the Company’s executive compensation philosophy;

(ii)        setting goals and objectives for the CEO, evaluating the CEO’s performance in light of these goals, and determining the CEO’s compensation based upon this evaluation;

(iii)    approving the compensation structure for the other executive officers and reviewing the CEO’s recommendations with respect to executive officer compensation;

(iv)      making recommendations to the Board with respect to director compensation;

(v)          overseeing CEO and executive succession planning and development; and

(vi)      fulfilling any other responsibilities set forth in this Charter and any additional duties that may be assigned to the Committee by the Board from time to time.

ORGANIZATION

Committee Members

No members of Company management will serve as Committee members. The Committee shall be comprised of the number of independent directors consistent with the current NASDAQ rules. There shall be a minimum of two Committee members at all times.

The members and Chair of the Committee shall be appointed by the full Board on an annual basis and may be re-appointed or replaced at the Board’s discretion at any time. All Committee members shall be familiar with executive compensation issues and best practices and will undertake to keep current on developments in this field while serving on the Committee.

Committee Meetings

The Chair of the Committee shall be responsible for calling meetings of the Committee, developing the meeting agenda, providing pre-reading materials to Committee members relative to agenda items and chairing the meetings.

The Committee shall meet at least twice a year. Meetings may be in person or by conference call. A majority of the Committee members must be in attendance for a quorum. The Committee may also act by unanimous written consent. The Committee shall make regular reports to the Board on the Committee’s activities.

Professional Advisors

The Committee shall have sole authority to retain and terminate any executive compensation consultants engaged to provide advice to the Committee is discharging its responsibilities, including the sole authority to approve such consultants’ fees and other retention terms. The Committee shall also have the authority to retain other professional advisors, when necessary or appropriate. The Company shall provide funding to cover the professional fees of any such advisors that have been approved by the Committee.

The Committee may consult with Company management on compensation issues and may delegate to management, where appropriate, the duty to work with and/or supervise the day-to-day activities of independent consultants and advisors retained by the Committee.

Responsibilities

Executive Compensation Philosophy and Programs

In consultation with the Board, the CEO and senior management, the Committee shall develop and approve the Company’s executive compensation philosophy, including the balance between or mix of base salaries, cash and equity-based incentive compensation and other compensation components for the CEO, other executive officers and the Board of Directors. In so doing, the Committee shall establish and regularly review and update:

i)                 an appropriate peer group of companies for the purposes of comparing compensation levels and practices; and

ii)             key measures that the Committee will use in assessing performance for the purposes of incentive compensation awards to the CEO and other members of the senior management team.

Evaluation and Compensation of the CEO

At the start of each year, the Committee shall determine, review and approve corporate goals and objectives relating to the compensation of the CEO, consistent with the terms of any existing contracts between the CEO and the Company. At the end of the year, the Committee shall evaluate the performance of the CEO in light of the agreed upon goals and objectives and shall set the compensation level for the CEO based upon this evaluation—including the CEO’s base salary, incentive compensation and any other components of the CEO’s compensation.

The Committee shall also negotiate and approve all formal employment or other contracts with the CEO.

Compensation of Other Executive Officers

The Committee shall approve corporate goals and objectives relating to the compensation of executive officers other than the CEO and review the CEO’s evaluation of the performance of the executive officers in light of these goals and objectives. The Committee shall review and approve the CEO’s recommendations on salary levels, incentive awards and other compensation for the executive officers.

The Committee shall also review and approve all formal employment agreements or other contracts with executive officers of the Company negotiated by the CEO, or any other arrangements for which authority has not been delegated to management.

Incentive and Equity-Based Compensation Programs

The Committee shall approve the Company’s cash-based incentive plans for executive officers, including the performance measures to be applied in determining incentive awards. The Committee shall also review and make recommendations with respect to the adoption or modification of any equity-based plans for Company employees for approval by the Board and company stockholders, unless reserved by the Board through plan provisions or applicable rules and regulations. The Committee shall also oversee the administration of these plans to ensure consistency with the Committee’s compensation philosophy and policies with respect to plan participation.

Retirement Programs and Other Benefits

The Committee shall review and make recommendations to the Board for approval with respect to the types and structures of employee retirement plans for the CEO, executive officers and other employees. The Committee shall also establish and periodically review Company policies with respect to perquisites and other non-cash benefits for executive officers.

Other Compensation Programs

The Committee shall periodically review the operation of the Company’s broad-based programs and overall compensation programs for key employees and consider their effectiveness in promoting key Company objectives and stockholder value.

Report on Executive Compensation and Other Regulatory Compliance Matters

The Committee shall be responsible for the production of the annual compensation committee report on executive compensation included in either the Company’s annual proxy statement or annual report in accordance with applicable SEC rules and regulations.

In consultation with senior management, the Committee shall oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and recommending to the full board for certification that performance goals have been attained for the purposes of Section 162(m) of the Internal Revenue Code.

CEO Succession Planning

The Committee shall work with the CEO to develop succession plans for the Chief Executive Office for an emergency situation and over the longer term. The Committee, in conjunction with the CEO, shall update the entire Board with respect to executive development and succession planning initiatives.

Director Compensation

The Committee shall review the Company’s practices and levels with respect to directors’ compensation paid to non-management Board members annually and shall make recommendations to the full Board with respect to any changes or modifications to the directors’ compensation program.

In making its recommendations, the Committee shall consider director compensation policies and practices at the Company’s principal competitors and other comparable companies to ensure that the compensation (both direct and indirect) paid to the Company’s directors is reasonable and appropriate.

Committee Self-Assessment

The Committee is responsible for developing and conducting an annual self-assessment of its performance. The Committee will work with the Nomination and Governance Committee to design and coordinate the annual self-assessment in conjunction with the overall Board assessment process. The Committee shall report to the full Board on the results of its assessment each year and shall make any appropriate recommendations to further enhance the Committee’s performance.

Other Matters

The Committee shall also fulfill any other responsibilities that may be assigned to the Committee by the Board from time to time.

Charter Modifications/Updating

The Committee shall review this charter regularly and may recommend to the Board from time to time any proposed changes to the charter and to any other documents related to the responsibilities of the Compensation Committee.

Appendix C

RBC BEARINGS INCORPORATED

NOMINATION AND GOVERNANCE COMMITTEE CHARTER

This Nomination and Governance Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of RBC Bearings, Incorporated (the “Company”) on June 13, 2005.

MANDATE

The Nomination and Governance Committee (the “Committee”) assists the Board in its oversight of Board composition, corporate governance policies and practices, and related matters. The Committee’s mandate includes the following:

(i)            establishing criteria and qualifications for Board members, identifying individuals qualified to serve as Board members, and recommending to the Board annually a slate of nominees to be forwarded to the stockholders for election at the Annual Meeting for all Board seats subject to stockholder vote;

(ii)        making recommendations to the Board with respect to the membership and chairmanship of each of the Board committees and reviewing the composition and structure of the Board committees on a regular basis;

(iii)    developing the Company’s Corporate Governance Guidelines in accordance with the requirements of the NASDAQ Stock Market (“NASDAQ”), recommending these to the Board for approval, reviewing them on a regular basis and recommending updates or modifications to them, as appropriate;

(iv)      developing and leading the annual performance evaluation of the Board, conducting an annual evaluation of the Committee and coordinating the annual evaluations of each of the other Board committees led by the respective Committee Chairs; and

(v)          fulfilling any other responsibilities set forth in this Charter and any additional duties that may be assigned to the Committee by the Board from time to time.

ORGANIZATION

Committee Members

The Committee shall be comprised of the number of independent directors then consistent with the NASDAQ rules. There shall be a minimum of three Committee members at all times.

The members and Chair of the Committee shall be appointed by the full Board on an annual basis and may be re-appointed or replaced at the Board’s discretion at any time. All Committee members shall be familiar with corporate governance issues and best practices and will undertake to keep current on developments in this field while serving on the Committee.

Committee Meetings

The Chair of the Committee shall be responsible for calling meetings of the Committee, developing the meeting agenda, providing pre-reading materials to Committee members relative to agenda items and chairing the meetings.

The Committee shall meet at least twice a year. Meetings may be in person or by conference call. A majority of the Committee members must be in attendance for a quorum. The Committee may also act by unanimous written consent. The Committee shall make regular reports to the Board on the Committee’s activities.

Professional Advisors

The Committee shall have sole authority to retain and terminate any search firm used to identify candidates for the Board, including the sole authority to approve such firm’s fees and other retention terms. The Committee shall also have the authority to retain other professional advisors, when necessary or appropriate. The Company shall provide funding to cover the professional fees of any such advisors that have been approved by the Committee.

RESPONSIBILITIES

Nomination

The Committee’s role and duties in Board nomination extend only to those Board candidates who will be presented to the stockholders for election at the Annual Meeting. Where a third party has the right to nominate one or more directors to the Company’s Board, the selection and nomination of such directors need not be subject to the Committee’s process.

Director Criteria and Qualifications

The Committee shall develop criteria and qualifications for Board nominees to be used in reviewing and selecting director candidates, including policies with respect to Board and committee member independence, terms, tenure, and compliance with applicable regulatory requirements. Director qualifications shall be set out in the Company’s Corporate Governance Guidelines.

The Committee shall present the director criteria and qualifications to the full Board for discussion and approval. Once approved, these will be used by the Committee in recruiting directors, in reviewing any director candidates submitted by stockholders, and in reviewing incumbent directors for re-nomination. The Committee will review the director criteria and qualifications regularly and recommend any revisions or updates to the Board, as appropriate.

Nominating Process

The Committee shall develop a formal nominating process to be used in identifying, recruiting, evaluating, and recommending director candidates. The nominating process shall be set out in the Company’s Corporate Governance Guidelines. The Committee will review and refine the process, as appropriate.

Director Nominations

The Committee shall identify, recruit, and recommend candidates for the Board and shall also be responsible for reviewing and evaluating any candidates recommended by stockholders using the nominating process outlined in the Corporate Governance Guidelines. The Committee’s recommendations shall be submitted to a vote of the full Board. Candidates approved by a majority of the Board will be presented to stockholders for election at the Annual Meeting.

The Committee may also make recommendations to fill any Board vacancies that arise between Annual Meetings with respect to any Board seats subject to a vote of the stockholders. Such recommendations will also be subject to a vote of the majority of the Board. Board members appointed in this way will be required to stand for election by stockholders at the next Annual Meeting.

Board Committee Appointments

The Committee shall review and recommend to the Board annually the members and chairmen of each Board committee. Such committee appointments shall be subject to approval of the majority of the full Board.

In making its recommendations, the Committee shall take into account the criteria for committee membership as outlined in each committee’s charter. Where independence or other regulatory requirements must be met for membership on a particular Board committee, the Committee shall satisfy itself that its recommendations would comply with such requirements.

There is no limitation on the re-appointment of a Board member to serve as a member or chairman of any committee. The Committee may also make recommendations to the Board to replace any committee chairmen or members or to add any members to a Board committee at any time during the year.

Corporate Governance

The Committee is responsible for overseeing the Company’s corporate governance policies and practices, including compliance with the corporate governance rules of the NASDAQ. The Committee shall keep abreast of best practices, regulatory changes and other developments in the area of corporate governance and shall update the full Board, as appropriate, on these issues.

Corporate Governance Guidelines and Policies

The Committee shall develop a set of Corporate Governance Guidelines for the Company in accordance with the NASDAQ rules and present these to the Board for discussion and approval. The Guidelines shall address, among other things:  director qualifications, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession, and the annual performance evaluation of the Board.

Once approved, the Committee shall ensure that the Guidelines are posted on the Company’s website and kept current. The Committee shall review the Guidelines regularly and recommend changes or updates to them, whenever appropriate.

Board Committees

The Committee shall work with the chairmen of each Board committee to ensure that the charter and membership of the committee is in compliance with all applicable regulatory requirements, including the rules of the NASDAQ. The Committee shall also review and make recommendations to the Board for any changes to the Board’s committee structure or to the charters of any Board committees. The Committee shall ensure the Board committee charters are posted on the Company’s website. The Committee’s role in the appointment of members and chairmen of the Board committees is outlined above.

Corporate Governance Disclosure

The Committee is responsible for reviewing and overseeing the preparation of any disclosure relative to the Company’s corporate governance practices and descriptions of the Board committees provided in the Company’s annual proxy statement and/or other materials distributed to stockholders.

Board and Committee Assessment

The Committee is responsible for developing and leading an annual self-assessment of the Board’s performance and an annual self-assessment of the Committee’s own performance. In addition, the Committee will work with the chairmen of the other Board committees to design and coordinate the annual self-assessments of each Board committee. The Committee shall report to the full Board on the results of the Board and committee assessments each year and make any appropriate recommendations to further enhance Board or committee performance.

Director Orientation and Continuing Education

In conjunction with the CEO and management, the Committee shall develop, implement and regularly review and update the orientation program for new Board members so that they can quickly become sufficiently knowledgeable about the Company and its issues to contribute meaningfully to Board discussions and decision making. The Committee will also work with the CEO, management, and other members of the Board to develop and/or recommend continuing education sessions or programs for directors that are practical and useful.

Other Matters

The Committee shall also fulfill any other responsibilities that may be assigned to the Committee by the Board from time to time.

Charter Modifications/Updating

The Committee shall review this charter regularly and may recommend to the Board from time to time any proposed changes to the charter and to any other documents related to the responsibilities of the Nomination and Governance Committee, including the Corporate Governance Guidelines.

Appendix D

Directions To:

The Crowne Plaza
1284 Strongtown Road
Southbury, CT 06488

Connecticut I-84 East or West to exit 16.
Go right at the end of the exit onto Strongtown Road.
Hotel is 0.25 miles on the right.

Appendix E

AMENDED RBC 2005 LONG-TERM EQUITY INCENTIVE PLAN

DATED SEPTEMBER 13, 2007 (“EFFECTIVE DATE”)

1.     Purpose.

This plan shall be known as the RBC 2005 Long-Term Equity Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of RBC Bearings Incorporated (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants (“Grants”) of incentive or non-qualified stock options, stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, performance awards or any combination of the foregoing may be made under the Plan. This Plan supersedes any prior plans, and any Grant hereunder supersedes any prior written agreement pursuant to which such Grant is made.

2.     Definitions.

a.      “Award Agreement” means any written agreement between the Company and any person pursuant to which the Company makes any Grant under the Plan.

b.      “Board of Directors” and “Board” mean the board of directors of the Company.

c.      “Cause” means, unless otherwise defined in any Award Agreement, the occurrence of one or more of the following events:

i.   conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary or commission of an act involving fraud or dishonesty; or, in the case of any of the foregoing, a plea of nolo contendere  with respect thereto;

ii.   conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, reputational, monetary or otherwise;

iii.   willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company;

iv.   willful misrepresentation or material non-disclosure to the Board;

v.   engaging willfully in misconduct in connection with the performance of any of one’s duties, including, without limitation, the misappropriation of funds or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or its Subsidiaries or affiliates;

vi.   willful breach of duty of loyalty to the Company or, if applicable, a Subsidiary or any other active disloyalty to the Company or, if applicable, any Subsidiary, including, without limitation, willfully aiding a competitor or, without duplication of clause (vii), improperly disclosing confidential information;

vii.   willful breach of any confidentiality or non-disclosure agreement with the Company or any Subsidiary; or

viii.   material violation of any code or standard of behavior generally applicable to employees (or executive employees, in the case of an executive of the Company or any Subsidiary) of the Company or any Subsidiary.

d.     “Change in Control” means, unless otherwise defined in any Award Agreement,

i.   if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change of Control; or

ii.   during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

iii.   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

iv.   the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

e.   “Code”  means the Internal Revenue Code of 1986, as amended.

f.   “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more outside directors.

g.   “Common Stock” means the common stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

h.   “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A of the Code, “Disability” shall be interpreted consistently with the meaning of Section 409A of the Code and guidance issued thereunder.

i.   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

j.   “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange or market on which the Common Stock is then listed for trading (including, for this purpose, the New York Stock Exchange or the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board using any reasonable method; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

k.   “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and/or any successor thereto.

l.   “Initial Public Offering” means an underwritten initial public offering and sale of any shares of Common Stock pursuant to an effective registration statement under the Securities Act.

m.   “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and/or any successor thereto.

n.   “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

o.   “Other Securities” mean securities of the Company other than Common Stock, which may include, without limitation, debentures, unbundled stock units or components thereof, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

p.   “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A of the Code, “Retirement” shall be interpreted consistently with the meaning of Section 409A(a)(2)(A)(i) of the Code and guidance issued thereunder.

q.   “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.   Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of Grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such Grants will be made, (iii) certify that the conditions and restrictions applicable to any Grant have been met, (iv) modify the terms of Grants made under the Plan in accordance with the provisions of Sections 16 and 17 hereof, (v) interpret the Plan and Grants made thereunder, (vi) make any adjustments necessary or desirable in connection with Grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the obligations pursuant to any Grant made under the Plan, and rights to any payment in connection with such Grants shall be no greater than the rights of the Company’s general creditors.

4.   Shares Available for the Plan.

Subject to adjustments as provided in Section 15, an aggregate of  2,239,170 shares of Common Stock, which represents the number of shares equal to approximately ten and four tenths ( 10.4%) of the number of shares of Common Stock outstanding as of the Effective Date (the “Shares”), may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may thereafter be available for further Grants under the Plan as the Committee shall determine.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the Grants) for new Grants containing terms (including exercise prices) more (or less) favorable than the outstanding Grants.

5.   Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any Grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of, or in any other capacity or in the performance of services for, the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any Grant under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options or Non-qualified Stock Options, SARs  alone or in tandem with options, restricted stock awards, performance awards or any combination thereof may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom Grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A Grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further Grant of that or any other type to such participant in that year or subsequent years.

6.   Incentive and Non-qualified Options and SARs.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one participant options or SARs to purchase or receive the economic equivalent of a number of shares of Common Stock in excess of 10% of the total number of Shares authorized under the Plan pursuant to Section 4;  provided, however, that the Committee shall be permitted to grant to Dr. Michael J. Hartnett up to 60% of the total number of Shares authorized under the plan at any time. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code or any successor thereto, that neither any Non-qualified Stock Option nor any Incentive Stock Option be treated as a payment of deferred compensation for the purposes of Section 409A of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

a.   Price.   The price per Share deliverable upon the exercise of each option (“exercise price”) shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, and in the case of the Grant of any Incentive Stock Option to an employee who, at the time of the Grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

b.   Payment.   Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, of such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, only a whole number of Shares (and not fractional Shares) may be withheld in payment. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

c.   Terms of Options; Vesting.   The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the Grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

d.   Limitations on Grants.   If required by the Code, the aggregate Fair Market Value (determined as of the Grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

e.   Termination; Forfeiture.

i.   Death or Disability.   Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, (A) all of the participant’s options and SARs that were exercisable on the date of death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year after the date of death or Disability, but in no event after the expiration date of the options and SARs and (B) all of the participant’s options and SARs that were not exercisable on the date of death or Disability shall be forfeited immediately upon such death or Disability; provided, however, that the Committee may determine to additionally vest such options and SARs, in whole or in part, in its discretion. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within one year after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

ii.   Retirement.   Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs, may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

iii.   Discharge for Cause.   Unless determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

iv.   Other Termination.   If a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 30-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

v.   Change of Control.   If there is a Change in Control of the Company or similar event, the Committee may, in its discretion, provide for the vesting of a participant’s options and SARs on such terms and conditions as it deems appropriate in such participant’s Award Agreement.

7.   Stock Appreciation Rights.

Provided that the Company’s stock is traded on an established securities market, the Committee shall have the authority to grant SARs under this Plan, subject to such terms and conditions specified in this paragraph 7 and any additional terms and conditions as the Committee may specify.

No SAR may be issued unless (a) the exercise price of the SAR may never be less than the Fair Market Value of the underlying Shares on the date of grant and (b) the SAR does not include any feature for the deferral of compensation income other than the deferral of recognition of income until the exercise of the SAR.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR. Prior to the exercise of the SAR and delivery of the Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR, multiplied by the number of Shares as to which the SAR is exercised. Such distribution shall be made in Shares having a Fair Market Value equal to such amount.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable.

The provisions of Subsections 6(c) shall apply to all SARs except to the extent that the Award Agreement pursuant to which such Grant is made expressly provides otherwise.

It is the Company’s intent that no SAR shall be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

8.   Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each Grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the Grant.

The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within 15 days of the date of Grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Unless otherwise provided in any Award Agreement, at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company. If there is a Change in Control of the Company or similar event, the Committee may, in its discretion, provide for the lapsing of restrictions on a participant’s Shares of restricted stock on such terms and conditions as it deems appropriate in such participant’s Award Agreement. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company. The provisions of Subsections 6(c) and (e) shall apply to Restricted Stock except to the extent that the Award Agreement in relation thereto expressly provides otherwise.

It is the Company’s intent that Restricted Stock shall not be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

9.   Performance Awards.

Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant. The period over which performance is to be measured (a “performance cycle”) shall commence on the date specified by the Committee and shall end on the last day of a fiscal year specified by the Committee. A performance award shall be paid no later than the fifteenth day of the third month following the completion of a performance cycle (or following the elapsed portion of the performance cycle, in the circumstances described in the last paragraph of this Section 9). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock. In any one calendar year, the Committee shall not grant to any one participant performance awards in excess of 10% of the total number of Shares authorized under the Plan pursuant to Section 4;  provided, however, that the Committee shall be permitted to grant to Dr. Michael J. Hartnett up to 60% of the total number of Shares authorized under the plan at any time.

The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. It is the Company’s intent that no performance award be treated as the payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Securities, or any combination thereof, as the Committee may determine.

A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the Committee may provide in a Grant that the participant may earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

10.   Withholding Taxes.

a.      Participant Election.   Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

b.   Company Requirement.   The Company may require, as a condition to any Grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

11.   Written Agreement.

Each employee to whom a Grant is made under the Plan shall enter into an Award Agreement with the Company that shall contain such provisions consistent with the provisions of the Plan, as may be approved by the Committee.

12.   Transferability.

Unless the Committee determines otherwise, no option, SAR, performance award or restricted stock granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution; provided that, in the case of Shares of restricted stock granted under the Plan, such Shares of restricted stock shall be freely transferable following the time at which such restrictions shall have lapsed with respect to such Shares. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her executor or administrator, the executor or administrator of the estate of any of the foregoing, or any person to whom the option, SAR or performance award is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative; or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan and any Award Agreement referred to in Section 11 shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan and any agreement referred to in Section 11 as and to the same extent as the applicable original grantee.

13.   Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock Grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14.   Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.   Adjustments.

In the event of a reorganization, recapitalization, spin-off or other extraordinary distribution, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, spin-off or other extraordinary distribution, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs,

Shares or other property covered by Grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) assumed by the surviving or continuing corporation; or (b) canceled in exchange for cash, securities of the acquiror or other property; provided that, in the case of clause (b), (i) such merger, consolidation, other reorganization or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion” of the Company’s assets within the meaning of Section 409A(a)(2)(A)(v) of the Code and the guidance issued thereunder or (ii) the payment of cash, securities or other property is not treated as a payment of “deferred compensation” under Section 409A of the Code.

Without limitation of the foregoing, in connection with any transaction described in of the last sentence of the preceding paragraph, the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash, securities of the acquiror or other property in the Committee’s discretion.

16.   Amendment and Termination of the Plan.

Except as otherwise provided in an Award Agreement, the Board of Directors, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 409A of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

17.   Amendment or Substitution of Grants under the Plan.

The terms of any outstanding Grant under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate including, but not limited to, acceleration of the date of exercise of any Grant and/or payments thereunder or of the date of lapse of restrictions on Shares (but, in the case of a Grant that is or would be treated as “deferred compensation” for purposes of Section 409A of the Code, only to the extent permitted by guidance issued under Section 409A of the Code); provided that, except as otherwise provided in Section 16 or in an Award Agreement, no such amendment shall adversely affect in a material manner any right of a participant under the Grant without his or her written consent, and further provided that the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan. The Committee may, in its discretion, permit holders of Grants under the Plan to surrender outstanding Grants in order to exercise or realize rights under other Grants, or in exchange for new Grants, or require holders of Grants to surrender outstanding Grants as a condition precedent to the receipt of new Grants under the Plan, but only if such surrender, exercise, realization, exchange or Grant (a) is not treated as a payment of, and does not cause a Grant to be treated as, deferred compensation for the purposes of Section 409A of the Code or (b) is permitted under guidance issued pursuant to Section 409A of the Code.

18.   Commencement Date; Termination Date.

The date of commencement of the Plan shall be August 9, 2005, subject to approval by the shareholders of the Company. If required by the Code, the Plan will also be subject to reapproval by the shareholders of the Company prior to August 9, 2010.

Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on August 8, 2015. Subject to the provisions of an Award Agreement, which may be more restrictive, no termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Grant of options or other incentives theretofore granted under the Plan.

19.   Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

20.   Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

21.   Compliance Amendments.

Except as otherwise provided in an Award Agreement, notwithstanding any of the foregoing provisions of the Plan, and in addition to the powers of amendment set forth in Sections 16 and 17 hereof, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Company from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

RBC BEARINGS INCORPORATED
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR NAMED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSAL 2 AND PROPOSAL 3 AS SET FORTH BELOW.

1. To elect the following nominees as a directors of the Company, for a three-year term ending in 2010;

Nominee: Richard Crowell
For	Withhold
☐	☐

Nominee: Alan Levine
For	Withhold
☐	☐

2. To approve the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2008.
For	Against	Abstain
☐	☐	☐

3. To approve an amendment to the RBC Bearings Incorporated 2005 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan to 2,239,170 from 1,639,170.

For	Against	Abstain
☐	☐	☐

4. To transact any other business as may properly be brought before the annual meeting.

This proxy will be voted in the manner directed herein by the undersigned.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2 AND PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Receipt of the Notice of 2007 Annual Meeting of Shareholders and accompanying Proxy Statement, together with the Annual Report is hereby acknowledged.

IMPORTANT—PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Date:
Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When  shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

/\   FOLD AND DETACH HERE   /\

YOUR VOTE IS IMPORTANT!
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON AS POSSIBLE.

7248—RBC Bearings Incorporated

PROXY	RBC BEARINGS INCORPORATED	PROXY

PROXY FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AUGUST 6, 2007

The undersigned shareholder(s) of RBC Bearings Incorporated, a Delaware corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Michael J. Hartnett, Daniel A. Bergeron and Thomas J. Williams, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2007 Annual Meeting of Shareholders of the Company to be held on September 13, ,2007 at 9:00 a.m., local time, at The Crowne Plaza, 1284 Strongtown Road, Southbury, Connecticut 06488, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

COMMENTS/ADDRESS CHANGE:

PLEASE DATE, SIGN AND MAIL YOUR PROXY
CARD IN THE ENVELOPE PROVIDED AS SOON AS
POSSIBLE

(Continued and to be signed on reverse side.)

7248—RBC Bearings Incorporated